Quarterly Supplemental 2nd Quarter 2018 Roosevelt Square Seattle, WA Cameron Village Raleigh, NC Grand Ridge Plaza Village at Tustin Legacy Shops at Erwin Mill Issaquah, WA Tustin, CA Durham, NC Investor Relations irinfo@RegencyCenters.com One Independent Drive, Suite 114 Jacksonville, FL 32202 904 598 7000 RegencyCenters.com

What we value at At Regency Centers, we have lived our values We add value. for 50 years by executing and successfully We believe in creating value from every meeting our commitments to our people, our transaction. We realize the critical importance customers, and our communities. We hold of executing, performing and delivering on our ourselves to that high standard every day. commitments. Our exceptional culture will set us apart for the next 50 years through our unending We perform for our investors. dedication to these beliefs: We believe that the capital that our investors have entrusted to us is precious. We are We are our people. open and transparent. We are committed We believe our people are our most to enhancing the investments of our fundamental asset - the best professionals shareholders, bond and mortgage holders, in the business who bring our culture to life. lenders, and co-investment partners. We are the company you want to work for and the people you want to do business with. We connect to our communities. We believe in contributing to the betterment We work together to sustain of our communities. We strive to develop superior results. and operate thriving shopping centers that We believe that, by partnering with each other are connected to our neighborhoods. We are and with our customers, our talented team continuously reducing our environmental will sustain superior results over the long impact through our greengenuity® program. term. We believe that when you are passionate about what you are doing and who you are We do what is right. working with in a results-oriented, family We believe in unwavering standards of atmosphere, you do it better. honesty and integrity. Since 1963, our Company has built its reputation by We provide exceptional service maintaining the highest ethical principles. to our customers. You will find differentiation in our character – We believe in putting our customers first. we do what is right and you can take us at This starts by owning, operating, and our word. developing dominant shopping centers that are exceptionally merchandised and We are the industry leader. maintained and most preferred by the We believe that through dedication to neighborhoods and communities where our excellence, innovation, and ongoing process best-in-class retailers will thrive. improvements, and by remaining focused on our core values, we will continue to be the industry leader in a highly competitive and ever-changing market. Our Mission is to enhance our standing as the preeminent national shopping center company through the first-rate performance of our exceptionally merchandised portfolio of dominant grocery-anchored shopping centers, the value-added service from the best team of professionals in the business to our top-performing retailers, and profitable growth and development.

Table of Contents June 30, 2018 Non-GAAP Disclosures ............................................................................................................................................. i Earnings Press Release ............................................................................................................................................ iii Summary Information: Summary Financial Information ................................................................................................................................ 1 Summary Real Estate Information ............................................................................................................................ 2 Financial Information: Consolidated Balance Sheets ................................................................................................................................... 3 Consolidated Statements of Operations..................................................................................................................... 4 Supplemental Details of Operations (Consolidated Only) ............................................................................................. 5 Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only) .............................................................. 6 Supplemental Details of Operations (Real Estate Partnerships Only) ............................................................................ 7 Supplemental Details of Same Property NOI as adjusted (Pro-Rata) ............................................................................ 8 Reconciliations of Non-GAAP Financial Measures and Additional Disclosures ................................................................. 9 Summary of Consolidated Debt ...............................................................................................................................11 Summary of Consolidated Debt Detail ......................................................................................................................12 Summary of Unsecured Debt Covenants and Leverage Ratios ....................................................................................13 Summary of Unconsolidated Debt ...........................................................................................................................14 Investment Activity: Property Transactions ............................................................................................................................................15 Summary of Development ......................................................................................................................................16 Summary of Redevelopment ...................................................................................................................................17 Co-investment Partnerships: Unconsolidated Investments ...................................................................................................................................18 Real Estate Information: Leasing Statistics ...................................................................................................................................................19 Average Base Rent by CBSA ...................................................................................................................................20 Significant Tenant Rents .........................................................................................................................................21 Tenant Lease Expirations ........................................................................................................................................22 Portfolio Summary Report by State ..........................................................................................................................23 Components of NAV and Forward-Looking Information: Components of NAV ...............................................................................................................................................30 Earnings Guidance .................................................................................................................................................31 Reconciliation of Net Income to Earnings Guidance ...................................................................................................32 Glossary of Terms ..................................................................................................................................................33

Non-GAAP Disclosures June 30, 2018 We use certain non-GAAP performance measures, in addition to the required GAAP presentations, as we believe these measures improve the understanding of the Company's operational results. We manage our entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, we believe presenting our pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. We continually evaluate the usefulness, relevance, limitations, and calculation of our reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. The pro-rata information provided is not, and is not intended to be, presented in accordance with GAAP. The pro- rata supplemental details of assets and liabilities and supplemental details of operations reflect our proportionate economic ownership of the assets, liabilities and operating results of the properties in our portfolio, regardless of ownership structure. • The items labeled as "Consolidated" are prepared on a basis consistent with the Company's consolidated financial statements as filed with the SEC on the most recent Form 10-Q or 10-K, as applicable. • The columns labeled "Share of JVs" represent our ownership interest in our unconsolidated (equity method) investments in real estate partnerships, and was derived on a partnership by partnership basis by applying to each financial statement line item our ownership percentage interest used to arrive at our share of investments in real estate partnerships and equity in income or loss of investments in real estate partnerships during the period when applying the equity method of accounting to each of our unconsolidated co-investment partnerships. • A similar calculation was performed for the amounts in columns labeled ''Noncontrolling Interests”, which represent the limited partners’ interests in consolidated partnerships attributable to each financial statement line item. We do not control the unconsolidated investment partnerships, and the presentations of the assets and liabilities and revenues and expenses do not necessarily represent our legal claim to such items. The partners are entitled to profit or loss allocations and distributions of cash flows according to the operating agreements, which provide for such allocations according to their invested capital. Our share of invested capital establishes the ownership interest we use to prepare our pro-rata share. The presentation of pro-rata financial information has limitations as an analytical tool. Some of these limitations include, but are not limited to the following: • The amounts shown on the individual line items were derived by applying our overall economic ownership interest percentage determined when applying the equity method of accounting or allocating noncontrolling interests, and do not necessarily represent our legal claim to the assets and liabilities, or the revenues and expenses; and • Other companies in our industry may calculate their pro-rata interests differently, limiting the comparability of pro-rata information. Because of these limitations, the supplemental details of assets and liabilities and supplemental details of operations should not be considered independently or as a substitute for our financial statements as reported under GAAP. We compensate for these limitations by relying primarily on our GAAP results and using the pro-rata details as a supplement. i

Non-GAAP Disclosures June 30, 2018 The following non-GAAP measures, as defined in the Glossary of Terms, are commonly used by management and the investing public to understand and evaluate our operating results and performance: • NAREIT Funds From Operations (NAREIT FFO): The Company believes NAREIT FFO provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. • Operating Funds From Operations (Operating FFO): The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company's period-over-period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of NAREIT FFO to Operating FFO. • Net Operating Income (NOI): The Company believes NOI provides useful information to investors to measure the operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to pro-rata NOI. • Same Property NOI: The Company provides disclosure of NOI on a same property basis because it believes the measure provides investors with additional information regarding the operating performances of comparable assets. Same Property NOI excludes all development, non-same property and corporate level revenue and expenses. The Company also provides disclosure of NOI excluding termination fees, which excludes bother termination fee income and expenses. • Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. We derived this information from the accounting records of Equity One and did not adjust such information. Equity One’s financial information for the two month period ended February 28, 2017 was subject to a limited internal review by Regency. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. Following is the detail for the non-ownership periods of Equity One included in Same Property NOI as adjusted: Two Months Ended February 2017 Same Property NOI detail for non-ownership periods of Equity One: Real Estate Revenues: Base Rent $ 44,963 Recoveries from Tenants 14,066 Percentage Rent 1,267 Termination Fees 30 Other Income 584 Total Real Estate Revenues 60,910 Real Estate Operating Expenses: Operating and Maintenance 9,489 Real Estate Taxes 7,753 Ground Rent 78 Provision for Doubtful Accounts 267 Total Real Estate Operating Expenses 17,587 Same Property NOI $ 43,323 Same Property NOI without Termination Fees $ 43,293 Same Property NOI without Termination Fees or Redevelopments $ 38,059 ii

NEWS RELEASE For immediate release Laura Clark 904 598 7831 LauraClark@RegencyCenters.com Regency Centers Reports Second Quarter 2018 Results JACKSONVILLE, FL. (August 2, 2018) – Regency Centers Corporation (“Regency” or the “Company”) today reported financial and operating results for the period ended June 30, 2018. Second Quarter 2018 Highlights • Net Income Attributable to Common Stockholders (“Net Income”) of $0.28 per diluted share. • NAREIT Funds From Operations (“NAREIT FFO”) of $0.93 per diluted share. • Same property Net Operating Income (“NOI”), excluding termination fees, increased 4.2% as compared to the same period in the prior year. • As of June 30, 2018, the same property portfolio was 95.5% leased. Spaces less than 10,000 square feet (“Small Shops”) were 92.2% leased. • Acquisition and disposition activity of $71.0 million and $32.5 million, respectively. • On a year-to-date basis, including the property sales subsequent to quarter end, the Company has sold properties for a combined gross sales price of $142.9 million at a weighted average cap rate of 7.9%. • Completed two developments with a combined net development cost of $110.9 million at an average return of 7.0%. • As of June 30, 2018, a total of 21 properties were in development or redevelopment representing a total investment of $348.5 million. “Regency’s unequaled combination of strategic advantages produced another quarter of gratifying results. Our best-in-class national portfolio of high quality shopping centers, located in densely populated and affluent trade areas, continues to attract market leading grocers and retailers allowing for consistent and impressive NOI growth,” said Martin E. “Hap” Stein, Jr., Chairman and Chief Executive Officer. “Led by a dedicated and experienced team, Regency is well positioned to compound growth in earnings, cash flow, and dividends.” Financial Results Regency reported Net Income for the second quarter of $47.8 million, or $0.28 per diluted share compared to $48.4 million, or $0.28 per diluted share, for the same period in 2017. The Company reported NAREIT FFO for the second quarter of $157.3 million, or $0.93 per diluted share, compared to $143.6 million, or $0.84 per diluted share, for the same period in 2017. The Company reported Operating FFO, an additional performance measure used by Regency that excludes certain non-comparable items as well as non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments, for the second quarter of $150.5 million, or $0.89 per diluted share, compared to $143.3 million, or $0.84 per diluted share, for the same period in 2017. iii

Operating Results Second quarter same property NOI, excluding termination fees, increased 4.2% compared to the same period in 2017, with base rent growth contributing 3.5%. As of June 30, 2018, Regency’s wholly-owned portfolio plus its pro-rata share of co-investment partnerships was 95.0% leased. The same property portfolio was 95.5% leased, which is a decrease of 20 basis points sequentially and 10 basis points from the same period in 2017. The primary driver of the decline in same property percent leased is related to the Toys “R” Us moveouts in the second quarter. Small Shops were 92.2% leased, a decrease of 10 basis points sequentially and 20 basis points from the same period in 2017. For the three months ended June 30, 2018, Regency executed approximately 1.7 million square feet of new and renewal leases. Rent spreads on comparable new and renewal leases for the trailing twelve months were 9.4% and 6.0%, respectively, with total rent growth of 6.7%. “Leasing fundamentals continue to be healthy across the portfolio. We have solid demand for our premier portfolio as tenants continue to validate the importance of high quality locations as they thoughtfully execute their expansion plans,” said Jim Thompson, Executive Vice President of Operations. “We’ve had great success in embedding contractual rent increases into our executed leases over the past several years, which is translating into our strong Same Property NOI performance.” Investments Property Transactions During the quarter the Company closed on $71.0 million of acquisitions and $32.5 million of dispositions. • Rivertowns Square (Dobbs Ferry, NY) – As previously disclosed, the Company acquired Rivertowns Square, a 116,000 square foot retail shopping center, anchored by Brooklyn Market, for a gross purchase price of $68.9 million. • Crossroads Commons II (Boulder, CO) – Regency and a co-investment partner acquired Crossroads Commons II, a 20,000 square foot retail shops building adjacent to the Company’s existing co-investment property, Crossroads Commons, anchored by Whole Foods. Regency’s pro-rata share of the purchase price is $2.1 million. • Regency sold three shopping centers during the quarter. The properties were all located in Florida in the markets of Palm Coast, Fort Myers, and Orlando. Subsequent to quarter end, Regency sold three wholly-owned properties for a combined gross sales price of $106.9 million. Magnolia Shoppes is located in Fort Myers, FL, and anchored by Regal Cinemas. Indio Towne Center, located in Indio, CA, is anchored by 24 Hour Fitness, Party City, and formally Toys R Us. East Washington Place is located in Petaluma, CA, and anchored by Sprouts, Dick’s Sporting Goods, TJ Maxx, and HomeGoods. On a year-to-date basis, including the property sales subsequent to quarter end, the Company has sold properties for a combined gross sales price of $142.9 at a weighted average cap rate of 7.9%. iv

Developments and Redevelopments During the second quarter, the Company started four redevelopment projects and completed two development projects. The completed development projects have a combined cost of $110.9 million and are expected to yield an average return of 7.0%. At quarter end, the Company had 21 properties in development or redevelopment with combined, estimated net development costs of $348.5 million. In-process development projects were a combined 60% funded and 78% leased, and are expected to yield an average return of 7.3%. Capital Markets On April 2, 2018, the Company redeemed its $150 million 6.0% notes originally due on June 15, 2020, including a make-whole premium of $10.5 million. Regency used proceeds from its February 28, 2018, $300 million 4.125% notes offering due 2028, to repay the notes in full. Dividend On July 31, 2018, Regency’s Board declared a quarterly cash dividend on the Company’s common stock of $0.555 per share. The dividend is payable on August 29, 2018, to shareholders of record as of August 15, 2018. 2018 Guidance The Company has updated certain components of its 2018 earnings guidance. Please refer to the Company’s second quarter 2018 supplemental information package for a complete list of updates. 2018 Guidance Previous Guidance Updated Guidance Net Income Attributable to Common Stockholders (“Net Income”) $1.33 - $1.38 $1.32 - $1.36 NAREIT Funds From Operations (“NAREIT FFO”) per diluted share $3.74 - $3.79 $3.75 - $3.79 Operating Funds from Operations ("Operating FFO") per diluted share $3.49 - $3.54 $3.50 - $3.54 Same Property Net Operating Income (“SPNOI”) Growth excluding 2.40% - 3.25% 2.75% - 3.25% termination fees (pro-rata) Conference Call Information To discuss Regency’s second quarter results, the Company will host a conference call on Friday, August 3, 2018, at 11:00 a.m. EDT. Dial-in and webcast information is listed below. v

Second Quarter Earnings Conference Call Date: Friday, August 3, 2018 Time: 11:00 a.m. EDT Dial#: 877-407-0789 or 201-689-8562 Webcast: investors.regencycenters.com Replay Webcast Archive: Investor Relations page under Events & Webcasts Non-GAAP Disclosure The Company uses certain non-GAAP performance measures, in addition to the required GAAP presentations, as it believes these measures improve the understanding of the Company's operational results. Regency manages its entire real estate portfolio without regard to ownership structure, although certain decisions impacting properties owned through partnerships require partner approval. Therefore, the Company believes presenting its pro-rata share of operating results regardless of ownership structure, along with other non-GAAP measures, makes comparisons of other REITs' operating results to the Company's more meaningful. Management continually evaluates the usefulness, relevance, limitations, and calculation of the Company’s reported non-GAAP performance measures to determine how best to provide relevant information to the public, and thus such reported measures could change. NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from dispositions of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it can provide a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP and therefore, should not be considered a substitute measure of cash flows from operations. Operating FFO is an additional performance measure that excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company believes Operating FFO, which excludes certain non-cash and non-comparable items from the computation of NAREIT FFO that affect the Company’s period-over- period performance, is useful to investors because it is more reflective of the core operating performance of its portfolio of properties. The Company provides a reconciliation of Net Income to NAREIT FFO and Operating FFO for actual results. vi

Reconciliation of Net (Loss) Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO - ***Actual (in thousands)***

For the Periods Ended June 30, 2018 and 2017	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Reconciliation of Net Income (Loss) to NAREIT FFO:				
Net Income (Loss) Attributable to Common Stockholders	$ 47,841	48,368	$ 100,500	15,144
Adjustments to reconcile to NAREIT Funds From Operations[1]:				
Depreciation and amortization (excluding FF&E)	97,189	100,144	193,386	167,589
Provision for impairment to operating properties	12,440	-	28,494	-
Gain on sale of operating properties	(246)	(5,054)	(348)	(5,065)
Exchangeable operating partnership units	100	104	212	85
NAREIT Funds From Operations	$ 157,324	143,562	$ 322,244	177,753
Reconciliation of NAREIT FFO to Operating FFO:				
NAREIT Funds From Operations	$ 157,324	143,562	$ 322,244	177,753
Adjustments to reconcile to Operating Funds From Operations[1]:				
Acquisition pursuit and closing costs	-	111	-	137
Gain on sale of land	(869)	(2,446)	(976)	(2,850)
Provision for impairment to land	93	-	93	-
Loss on derivative instruments and hedge ineffectiveness	-	(6)	-	(14)
Early extinguishment of debt	11,010	12,404	11,172	12,404
Interest on bonds for period from notice to redemption	-	-	600	-
Merger related costs	-	4,676	-	74,408
Merger related debt offering interest	-	-	-	975
Preferred redemption costs	-	-	-	9,369
Straight line rent, net	(4,749)	(5,403)	(8,830)	(8,768)
Above/below market rent amortization, net	(11,378)	(8,593)	(19,801)	(12,313)
Debt premium/discount amortization	(897)	(1,012)	(1,795)	(1,653)
Operating Funds From Operations	$ 150,534	143,293	$ 302,707	249,448
Weighted Average Shares For Diluted Earnings per Share	169,682	170,421	170,291	148,931
Weighted Average Shares For Diluted FFO and Operating FFO per Share	170,032	170,743	170,641	149,170

[1] Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests.

Same property NOI is a key non-GAAP measure used by management in evaluating the operating performance of Regency's properties. The Company provides a reconciliation of net income to pro-rata same property NOI.

Regency Centers.
Supplemental Information vii

Reconciliation of Net Income Attributable to Common Stockholders to Pro-Rata Same Property NOI ***- as adjusted Actual (in thousands)***

For the Periods Ended June 30, 2018 and 2017	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Net Income (Loss) Attributable to Common Stockholders	$ 47,841	48,368	$ 100,500	15,144
Less:				
Management, transaction, and other fees	(6,887)	(6,601)	(14,045)	(13,307)
Gain on sale of real estate	(1,123)	(4,366)	(1,219)	(4,781)
Other[1]	(17,634)	(15,064)	(31,807)	(23,262)
Plus:				
Depreciation and amortization	89,105	92,230	177,629	152,284
General and administrative	16,776	16,746	34,382	34,419
Other operating expense, excluding provision for doubtful accounts	1,480	5,697	1,917	76,643
Other expense (income)	61,048	46,924	114,016	73,026
Equity in income of investments in real estate excluded from NOI [2]	15,669	12,377	30,762	26,710
Net income attributable to noncontrolling interests	748	680	1,554	1,332
Preferred stock dividends and issuance costs	-	1,125	-	12,981
NOI	207,023	198,116	413,689	351,189
Less non-same property NOI [3]	(5,599)	(3,642)	(8,751)	(4,901)
Plus same property NOI for non-ownership periods of Equity One[4]	-	-	-	43,323
Same Property NOI as adjusted	$ 201,424	194,474	$ 404,938	389,611
Same Property NOI as adjusted without Termination Fees	$ 202,686	194,450	$ 405,148	389,107
Same Property NOI as adjusted without Termination Fees or Redevelopments	$ 179,769	175,675	$ 359,971	351,368

[1] Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.

[2] Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

[3] Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

[4] Refer to page ii of the Company's second quarter 2018 supplemental package for Same Property NOI detail for the non-ownership periods of Equity One.

Reported results are preliminary and not final until the filing of the Company's Form 10-Q with the SEC and, therefore, remain subject to adjustment.

Regency Centers.

Supplemental Information viii

Reconciliation of Net Income Attributable to Common Stockholders to NAREIT FFO and Operating FFO — ***Guidance (per diluted share)***

NAREIT FFO and Operating FFO Guidance:	Full Year 2018 Low	Full Year 2018 High
Net income attributable to common stockholders	$ 1.32	1.36
Adjustments to reconcile net income to NAREIT FFO:		
Depreciation and amortization	2.26	2.26
Provision for impairment	0.17	0.17
NAREIT Funds From Operations	$ 3.75	3.79
Adjustments to reconcile NAREIT FFO to Operating FFO:		
Gain on sale of land	(0.01)	(0.01)
Early extinguishment of debt	0.07	0.07
Other non-comparable costs	0.01	0.01
Straight line rent, net	(0.10)	(0.10)
Market rent amortization, net	(0.20)	(0.20)
Debt mark-to-market	(0.02)	(0.02)
Operating Funds From Operations	$ 3.50	3.54

The Company has published forward-looking statements and additional financial information in its second quarter 2018 supplemental information package that may help investors estimate earnings for 2018. A copy of the Company's second quarter 2018 supplemental information will be available on the Company's website at www.RegencyCenters.com or by written request to: Investor Relations, Regency Centers Corporation, One Independent Drive, Suite 114, Jacksonville, Florida, 32202. The supplemental information package contains more detailed financial and property results including financial statements, an outstanding debt summary, acquisition and development activity, investments in partnerships, information pertaining to securities issued other than common stock, property details, a significant tenant rent report and a lease expiration table in addition to earnings and valuation guidance assumptions. The information provided in the supplemental package is unaudited and there can be no assurance that the information will not vary from the final information in the Company's Form 10-Q for the quarter ended June 30, 2018. Regency may, but assumes no obligation to, update information in the supplemental package from time to time.

About Regency Centers Corporation (NYSE: REG)

Regency Centers is the preeminent national owner, operator, and developer of shopping centers located in affluent and densely populated trade areas. Our portfolio includes thriving properties merchandised with highly productive grocers, restaurants, service providers, and best-in-class retailers that connect to their neighborhoods, communities, and customers. Operating as a fully integrated real estate company, Regency Centers is a qualified real estate investment trust (REIT) that is self-administered, self-managed, and an S&P 500 Index member. For more information, please visit regencycenters.com.

Regency Centers.
Supplemental Information ix

### Forward-looking statements involve risks and uncertainties. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on Forms 10-K and 10-Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements. x

Summary Financial Information

June 30, 2018
(in thousands, except per share data)

	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Financial Results				
Net income (loss) attributable to common stockholders (page 4)	$47,841	$48,368	$100,500	$15,144
Net income (loss) per diluted share	$0.28	$0.28	$0.59	$0.10
NAREIT Funds From Operations (NAREIT FFO) (page 9)	$157,324	$143,562	$322,244	$177,753
NAREIT FFO per diluted share	$0.93	$0.84	$1.89	$1.19
Operating Funds From Operations (Operating FFO) (page 9)	$150,534	$143,293	$302,707	$249,448
Operating FFO per diluted share	$0.89	$0.84	$1.77	$1.67
Same Property NOI as adjusted without termination fees (page 8)	$202,686	$194,450	$405,148	$389,107
% growth	4.2%		4.1%	
Operating EBITDA*re* (page 10)	$197,616	$189,049	$395,274	$332,832
Dividends paid per share and unit	$0.555	$0.530	$1.110	$1.040
Payout ratio of Operating FFO per share (diluted)	62.4%	63.1%	62.7%	62.3%
Diluted share and unit count				
Weighted average shares (diluted) - Net income (loss)	169,682	170,421	170,291	148,931
Weighted average shares (diluted) - NAREIT FFO and Operating FFO	170,032	170,743	170,641	149,170

Capital Information	As of 6/30/18	As of 12/31/17	As of 12/31/16	As of 12/31/15
Market price per common share	$62.08	$69.18	$68.95	$68.12
Common shares outstanding	169,435	171,365	104,497	97,213
Exchangeable units held by noncontrolling interests	350	350	154	154
Common shares and equivalents issued and outstanding	169,785	171,715	104,651	97,367
Market equity value of common and convertible shares	$10,540,265	$11,879,231	$7,215,718	$6,632,627
Non-convertible preferred stock	$0	$0	$325,000	$325,000
Outstanding debt	$4,351,287	$4,115,588	2,111,450	$2,363,238
Less: cash	(43,240)	(49,381)	($17,879)	($40,623)
Net debt	$4,308,047	$4,066,207	$2,093,571	$2,322,615
Total market capitalization	$14,848,312	$15,945,438	$9,634,289	$9,280,242
Debt metrics (pro-rata; trailing 12 months "TTM")[1]				
Net Debt-to-Operating EBITDA*re*	5.6x	5.4x	4.4x	5.2x
Fixed charge coverage	4.1x	4.1x	3.3x	2.8x

[1] In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

Regency Centers.

Supplemental Information 1

Summary Real Estate Information
June 30, 2018
(GLA in thousands)

Wholly Owned and 100% of Co-investment Partnerships	**6/30/2018**	**3/31/2018**	**12/31/2017**	**9/30/2017**	**6/30/2017**
Number of properties	428	429	426	427	428
Number of retail operating properties	417	414	412	413	414
Number of same properties	406	409	395	399	400
Number of properties in redevelopment	13	9	14	22	21
Number of properties in development	8	10	9	8	8
Gross Leasable Area (GLA) - All properties	54,111	54,174	53,881	54,067	54,162
GLA including retailer-owned stores - All properties	59,074	59,137	58,845	59,031	59,125
GLA - Retail operating properties	52,312	52,378	52,161	52,250	52,344
GLA - Same properties	51,464	51,667	50,144	50,624	50,719
GLA - Properties in redevelopment [1]	2,341	1,934	3,607	4,907	4,591
GLA - Properties in development	1,184	1,575	1,461	1,348	1,348
Wholly Owned and Pro-Rata Share of Co-investment Partnerships					
GLA - All properties	44,053	44,131	44,015	44,281	44,284
GLA including retailer-owned stores - All properties	49,016	48,982	48,979	49,244	49,248
GLA - Retail operating properties	42,471	42,553	42,456	42,536	42,540
GLA - Same properties	41,758	41,961	40,601	41,073	41,076
Spaces ≥ 10,000 sf	26,321	26,482	25,605	25,914	25,930
Spaces < 10,000 sf	15,437	15,479	14,996	15,159	15,146
GLA - Properties in redevelopment [1]	1,450	1,235	2,817	4,138	3,865
GLA - Properties in development	1,040	1,431	1,374	1,348	1,348
% leased - All properties	95.0%	95.1%	95.5%	95.3%	95.0%
% leased - Retail operating properties	95.5%	95.7%	96.2%	95.9%	95.7%
% leased - Same properties [2]	95.5%	95.7%	96.1%	95.8%	95.6%
Spaces ≥ 10,000 sf [2]	97.4%	97.7%	98.2%	97.8%	97.5%
Spaces < 10,000 sf [2]	92.2%	92.3%	92.6%	92.4%	92.4%
Average % leased - Same properties [2]	95.7%	95.8%	95.8%	95.8%	95.8%
% commenced - Same properties [2][3]	93.8%	94.1%	94.2%	93.5%	93.5%
Same property NOI as adjusted growth - YTD (see page 8)	3.9%	4.3%	3.5%	3.9%	3.3%
Same property NOI as adjusted growth without termination fees - YTD	4.1%	4.0%	3.6%	4.0%	3.5%
Same property NOI as adjusted growth without termination fees or redevelopments - YTD	2.4%	2.6%	2.7%	3.3%	2.9%
Rent spreads - Trailing 12 months [4] (see page 19)	6.7%	7.9%	7.8%	9.4%	9.1%

[1] Represents entire center GLA rather than redevelopment portion only. Included in Same Property pool unless noted otherwise.
[2] Prior periods adjusted for current same property pool.
[3] Excludes leases that are signed but have not yet commenced.
[4] Retail operating properties only. Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed.

Regency Centers.

Supplemental Information 2

Consolidated Balance Sheets June 30, 2018 and December 31, 2017 (in thousands) 2018 2017 (unaudited) Assets Real estate investments at cost: Land, building and improvements$ 10,752,552 $ 10,578,430 Properties in development 164,001 314,391 10,916,553 10,892,821 Less: accumulated depreciation 1,433,120 1,339,771 9,483,433 9,553,050 Investments in real estate partnerships 451,220 386,304 Net real estate investments 9,934,653 9,939,354 Properties held for sale 102,163 - Cash and cash equivalents 43,240 49,381 Accounts receivable, net 59,041 66,586 Straight line rent receivables, net 96,499 88,596 Notes receivable - 15,803 Deferred leasing costs, net 83,686 80,044 Acquired lease intangible assets, net 432,951 478,826 Goodwill 320,639 331,884 Other assets 108,858 95,243 Total assets$ 11,181,730 $ 11,145,717 Liabilities and Equity Liabilities: Notes payable$ 3,118,002 $ 2,971,715 Unsecured credit facilities 713,498 623,262 Total notes payable 3,831,500 3,594,977 Accounts payable and other liabilities 215,300 234,272 Acquired lease intangible liabilities, net 517,018 537,401 Tenants' security and escrow deposits 49,124 46,013 Total liabilities 4,612,942 4,412,663 Equity: Stockholders' Equity: Common stock, $.01 par 1,694 1,714 Additional paid in capital 7,732,107 7,854,797 Accumulated other comprehensive income (loss) 10,317 (6,289) Distributions in excess of net income (1,216,018) (1,158,170) Total stockholders' equity 6,528,100 6,692,052 Noncontrolling Interests: Exchangeable operating partnership units 10,765 10,907 Limited partners' interest 29,923 30,095 Total noncontrolling interests 40,688 41,002 Total equity 6,568,788 6,733,054 Total liabilities and equity$ 11,181,730 $ 11,145,717 These consolidated balance sheets should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 3

Consolidated Statements of Operations For the Periods Ended June 30, 2018 and 2017 (in thousands) (unaudited) Three Months Ended Year to Date 2018 2017 2018 2017 Revenues: Minimum rent $ 208,827 195,992 $ 410,219 337,232 Percentage rent 1,196 1,456 5,068 4,362 Recoveries from tenants and other income 64,502 57,256 128,773 102,535 Management, transaction, and other fees 6,887 6,601 14,045 13,307 Total revenues 281,412 261,305 558,105 457,436 Operating Expenses: Depreciation and amortization 89,105 92,230 177,629 152,284 Operating and maintenance 41,851 36,105 84,367 65,868 General and administrative 16,776 16,746 34,382 34,419 Real estate taxes 31,541 28,871 61,967 50,321 Other operating expense 2,799 6,862 4,432 78,425 Total operating expenses 182,072 180,814 362,777 381,317 Other Expense (Income): Interest expense, net of interest income 38,074 35,407 74,859 62,606 Provision for impairment 12,533 - 28,587 - Early extinguishment of debt 11,010 12,404 11,172 12,404 Net investment (income) loss (569) (887) (602) (1,984) Total other expense 61,048 46,924 114,016 73,026 Income (loss) from operations before equity in income of investments in real estate partnerships 38,292 33,567 81,312 3,093 Equity in income of investments in real estate partnerships 9,174 12,240 19,523 21,583 Income (loss) from operations 47,466 45,807 100,835 24,676 Gain on sale of real estate, net of tax 1,123 4,366 1,219 4,781 Net income (loss) 48,589 50,173 102,054 29,457 Noncontrolling Interests: Exchangeable operating partnership units (100) (104) (212) (85) Limited partners' interests in consolidated partnerships (648) (576) (1,342) (1,247) Net income (loss) attributable to noncontrolling interests (748) (680) (1,554) (1,332) Net income (loss) attributable to controlling interests 47,841 49,493 100,500 28,125 Preferred stock dividends and issuance costs - (1,125) - (12,981) Net income (loss) attributable to common stockholders $ 47,841 48,368 $ 100,500 15,144 These consolidated statements of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission. 4

Supplemental Details of Operations (Consolidated Only)

For the Periods Ended June 30, 2018 and 2017

(in thousands)

	Three Months Ended		Year to Date	
	2018	2017	2018	2017
Real Estate Revenues:				
Base rent	$ 191,955	181,706	$ 380,287	315,682
Recoveries from tenants	59,591	53,628	118,473	95,327
Percentage rent	1,196	1,456	5,068	4,362
Termination fees	332	24	1,290	432
Other income	4,579	3,604	9,010	6,776
Total real estate revenues	257,653	240,418	514,128	422,579
Real Estate Operating Expenses:				
Operating and maintenance	36,309	33,180	75,812	60,301
Real estate taxes	31,541	28,871	61,967	50,321
Ground rent	2,909	2,162	5,335	4,215
Termination expense	1,700	-	1,700	-
Provision for doubtful accounts	1,319	1,165	2,515	1,782
Total real estate operating expenses	73,778	65,378	147,329	116,619
Other Rent Amounts:				
Straight line rent, net	4,793	5,152	9,085	8,329
Above/below market rent amortization, net	11,146	8,371	19,327	11,869
Total other rent amounts	15,939	13,523	28,412	20,198
Fee Income:				
Property management fees	3,652	3,587	7,420	7,006
Asset management fees	1,804	1,763	3,507	3,552
Leasing commissions and other fees	1,431	1,251	3,118	2,749
Total fee income	6,887	6,601	14,045	13,307
Interest Expense, net:				
Gross interest expense	37,713	35,413	74,635	62,102
Derivative amortization	2,102	2,102	4,204	4,204
Debt cost amortization	1,331	1,262	2,605	2,305
Debt premium/discount amortization	(941)	(1,054)	(1,881)	(1,742)
Capitalized interest	(1,971)	(2,033)	(4,150)	(3,290)
Interest income	(160)	(277)	(554)	(967)
Total interest expense, net	38,074	35,413	74,859	62,612
General & Administrative, net:				
Gross general & administrative	17,959	19,070	36,593	37,882
Stock-based compensation	4,014	3,669	8,136	7,402
Capitalized direct leasing compensation costs	(1,908)	(2,677)	(3,230)	(4,976)
Capitalized direct development compensation costs	(3,799)	(4,227)	(7,690)	(7,885)
Total general & administrative, net	16,266	15,835	33,809	32,423
Real Estate (Gains) Losses:				
Gain on sale of operating properties	(253)	(2,611)	(357)	(2,622)
Provision for impairment of operating properties	12,440	-	28,494	-
Gain on sale of land	(870)	(1,755)	(862)	(2,159)
Provision for impairment of land	93	-	93	-
Total real estate (gains) losses	11,410	(4,366)	27,368	(4,781)
Depreciation, Transaction and Other Expense (Income):				
Depreciation and amortization (including FF&E)	89,105	92,230	177,629	152,284
Acquisition pursuit and closing costs	-	111	-	131
Development pursuit costs	100	(74)	120	314
Merger related costs	-	4,676	-	74,408
Loss from deferred compensation plan, net	6	24	28	47
Early extinguishment of debt	11,010	12,404	11,172	12,404
Loss on derivative instruments and hedge ineffectiveness	-	(6)	-	(6)
(Gain) loss on sale of investments	(65)	-	(56)	(35)
Other expenses	1,380	984	1,796	1,790
Total depreciation, transaction and other expense (income)	101,536	110,349	190,689	241,337

These consolidated supplemental details of operations should be read in conjunction with the Company's most recent Form 10-Q and Form 10-K filed with the Securities and Exchange Commission.

Regency Centers.

Supplemental Information 5

Supplemental Details of Assets and Liabilities (Real Estate Partnerships Only)

June 30, 2018 and December 31, 2017

(in thousands)

	Noncontrolling Interests		Share of JVs	
	2018	2017	2018	2017
Assets				
Land, building and improvements	$ (77,381)	(77,528)	$ 1,313,556	1,248,224
Properties in development	(648)	(597)	23,780	14,599
	(78,029)	(78,125)	1,337,336	1,262,823
Less: accumulated depreciation	(11,542)	(10,645)	402,723	387,587
Net real estate investments	(66,487)	(67,480)	934,613	875,236
Cash and cash equivalents	(2,988)	(3,098)	16,876	11,123
Accounts receivable, net	(1,667)	(1,334)	4,860	5,641
Straight line rent receivables, net	(1,537)	(1,444)	16,688	16,539
Deferred leasing costs, net	(1,319)	(1,383)	14,085	13,905
Acquired lease intangible assets, net	(933)	(1,061)	15,610	14,268
Other assets	(961)	(357)	11,809	7,291
Total assets	$ (75,892)	(76,157)	$ 1,014,541	944,003
Liabilities				
Notes payable	$ (43,873)	(43,121)	$ 519,786	520,611
Accounts payable and other liabilities	(1,398)	(2,172)	25,613	21,977
Acquired lease intangible liabilities, net	(435)	(482)	12,313	11,323
Tenants' security and escrow deposits	(263)	(287)	5,609	3,788
Total liabilities	$ (45,969)	(46,062)	$ 563,321	557,699

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Regency Centers.

Supplemental Information 6

Supplemental Details of Operations (Real Estate Partnerships Only)

For the Periods Ended June 30, 2018 and 2017

(in thousands)

	Noncontrolling Interests				Share of JVs			
	Three Months Ended		Year to Date		Three Months Ended		Year to Date	
	2018	2017	2018	2017	2018	2017	2018	2017
Real Estate Revenues:								
Base rent	$ (1,853)	(1,645)	$ (3,676)	(3,227)	$ 25,981	25,218	$ 51,982	48,942
Recoveries from tenants	(619)	(474)	(1,265)	(947)	8,533	7,851	17,132	15,621
Percentage rent	(3)	-	(3)	(4)	288	376	861	961
Termination fees	(7)	-	(9)	(20)	105	-	336	158
Other income	(37)	(32)	(73)	(64)	494	643	937	1,341
Total real estate revenues	(2,519)	(2,151)	(5,026)	(4,262)	35,401	34,088	71,248	67,023
Real Estate Operating Expenses:								
Operating and maintenance	(360)	(321)	(758)	(652)	5,624	5,063	11,365	10,052
Real estate taxes	(385)	(262)	(753)	(486)	4,700	4,184	9,184	8,136
Ground rent	(27)	(26)	(55)	(52)	94	91	188	182
Termination expense	-	-	-	-	-	-	-	113
Provision for doubtful accounts	(52)	(1)	(65)	(8)	140	133	226	247
Total real estate operating expenses	(824)	(610)	(1,631)	(1,198)	10,558	9,471	20,963	18,730
Other Rent Amounts:								
Straight line rent, net	(25)	(62)	(74)	(149)	113	313	155	588
Above/below market rent amortization, net	(10)	(16)	(24)	(31)	244	238	499	475
Total other rent amounts	(35)	(78)	(98)	(180)	357	551	654	1,063
Fee Income:								
Asset management fees	-	-	-	-	(291)	(284)	(561)	(576)
Total fee income	-	-	-	-	(291)	(284)	(561)	(576)
Interest Expense, net:								
Gross interest expense	(421)	(378)	(825)	(754)	6,063	6,252	12,156	12,134
Debt cost amortization	(37)	(15)	(67)	(28)	124	93	248	223
Debt premium/discount amortization	-	-	-	-	43	42	85	90
Total interest expense, net	(458)	(393)	(892)	(782)	6,230	6,387	12,489	12,447
General & Administrative, net:								
Gross general & administrative	-	-	-	-	73	52	111	106
Total general & administrative, net	-	-	-	-	73	52	111	106
Real Estate (Gains) Losses:								
(Gain) loss on sale of operating properties	-	-	-	-	7	(2,443)	9	(2,443)
(Gain) loss on sale of land	-	-	-	-	1	(691)	(114)	(691)
Total real estate (gains) losses	-	-	-	-	8	(3,134)	(105)	(3,134)
Depreciation, Transaction and Other Expense (Income):								
Depreciation and amortization (including FF&E)	(606)	(594)	(1,228)	(1,148)	9,192	8,958	17,983	17,306
Acquisition pursuit and closing costs	-	-	-	-	-	-	-	7
Development pursuit costs	-	-	-	-	19	-	20	5
Hedge ineffectiveness	-	-	-	-	-	-	-	(8)
Other expenses	(18)	(56)	(31)	(67)	213	381	357	468
Total depreciation, transaction and other expense (income)	(624)	(650)	(1,259)	(1,215)	9,424	9,339	18,360	17,778

Note

Noncontrolling interests represent limited partners' interests in consolidated partnerships' activities and Share of JVs represents the Company's share of co-investment partnerships' activities, of which each are included on a single line presentation in the Company's consolidated financial statements in accordance with GAAP.

Regency Centers.

Supplemental Information 7

Supplemental Details of Same Property NOI as adjusted (Pro-Rata)

For the Periods Ended June 30, 2018 and 2017

(in thousands)

Same Property NOI is a non-GAAP key measure used by management in evaluating the operating performance of our properties and includes pro-rata share of unconsolidated co-investment partnerships. For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI as adjusted, which is on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI growth for future periods.

	Three Months Ended		Year to Date	
	2018	2017	2018	2017
Same Property NOI as adjusted Detail:				
Real Estate Revenues:				
Base Rent	$ 209,256	202,431	$ 417,423	402,835
Recoveries from Tenants	65,852	60,536	131,641	123,449
Percentage Rent	1,475	1,806	5,908	6,527
Termination Fees	438	24	1,490	617
Other Income	4,441	3,432	8,809	7,203
Total Real Estate Revenues	281,462	268,229	565,271	540,631
Real Estate Operating Expenses:				
Operating and Maintenance	40,254	37,855	83,185	78,682
Termination Expense	1,700	-	1,700	113
Real Estate Taxes	34,604	32,323	68,269	65,046
Ground Rent	2,238	2,292	4,723	4,543
Provision for Doubtful Accounts	1,242	1,285	2,456	2,636
Total Real Estate Operating Expenses	80,038	73,755	160,333	151,020
Same Property NOI as adjusted	$ 201,424	194,474	$ 404,938	389,611
% change	*3.6%*		*3.9%*	
Same Property NOI as adjusted without Termination Fees	$ 202,686	194,450	$ 405,148	389,107
% change	*4.2%*		*4.1%*	
Same Property NOI as adjusted without Termination Fees or Redevelopments	$ 179,769	175,675	$ 359,971	351,368
% change	*2.3%*		*2.4%*	

Reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted:

	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Net income (loss) attributable to common stockholders	$ 47,841	48,368	$ 100,500	15,144
Less:				
Management, transaction, and other fees	(6,887)	(6,601)	(14,045)	(13,307)
Gain on sale of real estate	(1,123)	(4,366)	(1,219)	(4,781)
Other [(1)]	(17,634)	(15,064)	(31,807)	(23,262)
Plus:				
Depreciation and amortization	89,105	92,230	177,629	152,284
General and administrative	16,776	16,746	34,382	34,419
Other operating expense, excluding provision for doubtful accounts	1,480	5,697	1,917	76,643
Other expense (income)	61,048	46,924	114,016	73,026
Equity in income of investments in real estate excluded from NOI [(2)]	15,669	12,377	30,762	26,710
Net income attributable to noncontrolling interests	748	680	1,554	1,332
Preferred stock dividends and issuance costs	-	1,125	-	12,981
NOI	207,023	198,116	413,689	351,189
Less non-same property NOI [(3)]	(5,599)	(3,642)	(8,751)	(4,901)
Plus same property NOI for non-ownership periods of Equity One[(4)]	-	-	-	43,323
Same Property NOI as adjusted	$ 201,424	194,474	$ 404,938	389,611

(1) Includes straight-line rental income and expense, net of reserves, above and below market rent amortization, other fees, and noncontrolling interests.

(2) Includes non-NOI expenses incurred at our unconsolidated real estate partnerships, such as, but not limited to, straight-line rental income, above and below market rent amortization, depreciation and amortization, and interest expense.

(3) Includes revenues and expenses attributable to Non-Same Property, Projects in Development, corporate activities, and noncontrolling interests.

(4) See page ii for Same Property NOI detail for the non-ownership periods of Equity One.

Regency Centers.

Supplemental Information 8

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures

For the Periods Ended June 30, 2018 and 2017

(in thousands, except per share data)

	Three Months Ended 2018	Three Months Ended 2017	Year to Date 2018	Year to Date 2017
Reconciliation of Net Income to NAREIT FFO:				
Net Income (Loss) Attributable to Common Stockholders	$ 47,841	48,368	$ 100,500	15,144
Adjustments to reconcile to NAREIT Funds From Operations[1]:				
Depreciation and amortization (excluding FF&E)	97,189	100,144	193,386	167,589
Provision for impairment to operating properties	12,440	-	28,494	-
Gain on sale of operating properties	(246)	(5,054)	(348)	(5,065)
Exchangeable operating partnership units	100	104	212	85
NAREIT Funds From Operations	$ 157,324	143,562	$ 322,244	177,753
NAREIT FFO per share (diluted)	$ 0.93	0.84	$ 1.89	1.19
Weighted average shares (diluted)	170,032	170,743	170,641	149,170
Reconciliation of NAREIT FFO to Operating FFO:				
NAREIT Funds From Operations	$ 157,324	143,562	$ 322,244	177,753
Adjustments to reconcile to Operating Funds From Operations[1]:				
Acquisition pursuit and closing costs	-	111	-	137
Gain on sale of land	(869)	(2,446)	(976)	(2,850)
Provision for impairment to land	93	-	93	-
Hedge ineffectiveness	-	(6)	-	(14)
Early extinguishment of debt	11,010	12,404	11,172	12,404
Interest on bonds for period from notice to redemption	-	-	600	-
Merger related costs	-	4,676	-	74,408
Merger related debt offering interest	-	-	-	975
Preferred redemption costs	-	-	-	9,369
Straight line rent, net	(4,749)	(5,403)	(8,830)	(8,768)
Above/below market rent amortization, net	(11,378)	(8,593)	(19,801)	(12,313)
Debt premium/discount amortization	(897)	(1,012)	(1,795)	(1,653)
Operating Funds From Operations	$ 150,534	143,293	$ 302,707	249,448
Operating FFO per share (diluted)	$ 0.89	0.84	$ 1.77	1.67
Weighted average shares (diluted)	170,032	170,743	170,641	149,170
Additional Disclosures:				
Other Non Cash Expense[1]				
Derivative amortization	$ 2,102	2,102	$ 4,204	4,204
Debt cost amortization	1,417	1,340	2,786	2,500
Stock-based compensation	4,014	3,669	8,136	7,402
Other Non Cash Expense	$ 7,533	7,111	$ 15,126	14,106
Capital Expenditures[1]				
Leasing commissions	$ 4,091	5,864	$ 6,983	9,079
Tenant allowance and landlord work	13,755	8,254	24,204	14,167
Building improvements	5,179	3,768	8,600	5,644
Capital Expenditures	$ 23,025	17,886	$ 39,787	28,890

[1] Includes pro-rata share of unconsolidated co-investment partnerships, net of pro-rata share attributable to noncontrolling interests

Regency Centers.

Supplemental Information 9

Reconciliations of Non-GAAP Financial Measures and Additional Disclosures (continued) For the Periods Ended June 30, 2018 and 2017 (in thousands) Three Months Ended Year to Date 2018 2017 2018 2017 Reconciliation of Net Income to NAREIT EBITDAre : Net Income (Loss)$ 48,589 50,173 $ 102,054 29,457 Adjustments to reconcile to NAREIT EBITDAre (1): Interest expense 44,464 42,077 87,902 76,026 Depreciation and amortization 98,297 101,188 195,612 169,590 Gain on sale of operating properties (246) (5,054) (348) (5,065) Provision from impairment to operating properties 12,440 - 28,494 - NAREIT EBITDAre $ 203,544 188,384$ 413,714 270,008 Reconciliation of NAREIT EBITDAre to Operating EBITDAre : NAREIT EBITDAre $ 203,544 188,384 $ 413,714 270,008 Adjustments to reconcile to Operating EBITDAre (1): Acquisition pursuit and closing costs - 111 - 137 Gain on sale of land (869) (2,446) (976) (2,850) Provision for impairment to land 93 - 93 - Hedge ineffectiveness - (6) - (14) Early extinguishment of debt 11,010 12,404 11,172 12,404 Merger related costs - 4,676 - 74,408 Straight line rent, net (4,774) (5,465) (8,904) (8,917) Above/below market rent amortization, net (11,388) (8,609) (19,825) (12,344) Operating EBITDAre $ 197,616 189,049$ 395,274 332,832 (1) Includes pro-rata share of unconsolidated co-investment partnerships 10

Summary of Consolidated Debt
June 30, 2018 and December 31, 2017
(in thousands)

Total Debt Outstanding:		6/30/18	12/31/17
Notes Payable:			
Fixed rate mortgage loans	$	606,055	610,049
Variable-rate mortgage loans		37,821	36,010
Fixed rate unsecured public debt		2,285,893	2,138,156
Fixed rate unsecured private debt		188,233	187,500
Unsecured credit facilities:			
Revolving line of credit		150,000	60,000
Term Loans		563,498	563,262
Total	$	3,831,500	3,594,977

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities [1]	Total	Weighted Average Contractual Interest Rate on Maturities
2018	5,173	106,117	-	111,290	6.3%
2019	9,519	23,525	-	33,044	5.0%
2020	11,287	78,580	300,000	389,867	3.8%
2021	11,600	66,751	250,000	328,351	4.7%
2022	11,799	5,848	715,000	732,647	2.9%
2023	10,043	59,374	-	69,417	3.3%
2024	5,301	88,542	250,000	343,843	3.7%
2025	4,207	-	250,000	254,207	3.9%
2026	4,420	88,000	200,000	292,420	3.8%
2027	4,312	32,915	525,000	562,227	3.6%
>10 years	8,773	387	725,000	734,160	4.1%
Unamortized debt premium/(discount) and issuance costs	-	7,403	(27,376)	(19,973)	
	$ 86,434	557,442	3,187,624	3,831,500	3.9%

	6/30/18	12/31/17
Percentage of Total Debt:		
Fixed	95.1%	97.3%
Variable	4.9%	2.7%
Current Weighted Average Contractual Interest Rates: [2]		
Fixed	3.9%	4.0%
Variable	2.8%	2.1%
Combined	3.9%	4.0%
Current Weighted Average Effective Interest Rate: [3]		
Combined	4.2%	4.2%
Average Years to Maturity:		
Fixed	8.5	8.6
Variable	3.6	2.2

[1] Includes unsecured public and private placement debt, unsecured term loans, and unsecured revolving line of credit.
[2] Interest rates are calculated as of the quarter end.
[3] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility fees.

Regency Centers.
Supplemental Information 11

Summary of Consolidated Debt

As of June 30, 2018 and December 31, 2017
(in thousands)

Lender	Collateral	Contractual Rate	Effective Rate (1)	Maturity	6/30/18	12/31/17
Secured Debt - Fixed Rate Mortgage Loans						
Allianz Life Insurance Company	Sheridan Plaza	6.3%		10/10/18	55,209	55,872
Guardian Life Insurance Company	Amerige Heights Town Center	6.1%		12/01/18	15,708	15,844
Guardian Life Insurance Company	El Cerrito Plaza	6.4%		12/01/18	36,016	36,436
Peoples United Bank	The Village Center	6.3%		06/01/19	13,683	13,930
Allianz Life Insurance Company	Willow Festival	7.3%		01/10/20	39,505	39,505
Nationwide Bank	Kent Place	3.3%		04/01/20	8,250	8,250
CUNA Mutal Insurance Society	Ocala Corners	6.5%		04/01/20	4,270	4,389
New York Life Insurance Company	Scripps Ranch Marketplace	3.8%		11/10/20	27,000	27,000
Wells Fargo	University Commons	5.5%		01/10/21	36,713	36,994
Jefferson Pilot	BridgeMill	7.9%		05/05/21	5,357	5,596
John Hancock Life Insurance Company	Kirkwood Commons	7.7%		10/01/22	9,069	9,383
Wells Fargo	Hewlett I	4.4%		01/06/23	9,636	-
TD Bank	Black Rock Shopping Center	2.8%		04/01/23	20,000	20,000
State Farm Life Insurance Company	Tech Ridge Center	5.8%		06/01/23	6,239	6,769
American United Life Insurance Company	Westport Plaza	7.5%		08/01/23	2,777	2,897
TD Bank	Brickwalk Shopping Center	3.2%		11/01/23	33,000	33,000
Genworth Life Insurance Company	Aventura, Oakbrook & Treasure Coast	6.5%		02/28/24	15,592	16,685
Prudential Insurance Company of America	4S Commons Town Center	3.5%		06/05/24	85,000	85,000
Great-West Life & Annuity Insurance Co	Erwin Square	3.8%		09/01/24	10,000	10,000
Metropolitan Life Insurance Company	Westbury Plaza	3.8%		02/01/26	88,000	88,000
PNC Bank	Fellsway Plaza	4.1%		06/02/27	37,500	37,500
NYLIM Real Estate Group	Oak Shade Town Center	6.1%		05/10/28	7,864	8,149
New York Life Insurance	Von's Circle Center	5.2%		10/10/28	7,995	8,283
CIGNA	Copps Hill Plaza	6.1%		01/01/29	13,764	14,224
City of Rollingwood	Shops at Mira Vista	8.0%		03/01/32	229	234
Allianz Life Insurance Company	Circle Center West	5.0%		10/01/36	10,033	10,198
TIAA-CREF	Westchase	5.5%		07/10/18	-	6,286
Unamortized premiums on assumed debt of acquired properties and issuance costs					7,646	9,625
Total Fixed Rate Mortgage Loans		4.9%	4.3%		$ 606,055	610,049
Unsecured Debt						
Debt Offering (6/2/10)	Fixed-rate unsecured	6.0%		06/15/20	$ -	$ 150,000
Debt Offering (10/7/10)	Fixed-rate unsecured	4.8%		04/15/21	250,000	250,000
Debt Offering (10/22/12)	Fixed-rate unsecured	3.8%		11/11/22	300,000	300,000
Debt Offering (5/16/14)	Fixed-rate unsecured	3.8%		06/15/24	250,000	250,000
Debt Offering (8/17/15)	Fixed-rate unsecured	3.9%		11/01/25	250,000	250,000
Debt Placement (5/11/2016)	Fixed-rate unsecured	3.8%		05/11/26	100,000	100,000
Debt Placement (8/11/2016)	Fixed-rate unsecured	3.9%		08/11/26	100,000	100,000
Debt Offering (1/17/17)	Fixed-rate unsecured	3.6%		02/01/27	525,000	525,000
Debt Offering (3/9/18)	Fixed-rate unsecured	4.1%		03/15/28	300,000	-
Debt Offering (1/17/17)	Fixed-rate unsecured	4.4%		02/01/47	425,000	425,000
Term Loan	Fixed-rate unsecured	2.8% (2)		12/02/20	300,000	300,000
Term Loan	Fixed-rate unsecured	2.0% (3)		01/05/22	265,000	265,000
Revolving Line of Credit	Variable-rate unsecured	LIBOR + 0.875% (4)		03/23/22	150,000	60,000
Unamortized debt discount and issuance costs					(27,376)	(26,082)
Total Unsecured Debt, Net of Discounts		3.7%	4.1%		$ 3,187,624	2,948,918
Variable Rate Mortgage Loans						
PNC Bank	Market at Springwoods Village	LIBOR + 1.75%		12/28/19	10,309	8,569
TD Bank, N.A.	Concord Shopping Plaza	LIBOR + 0.95%		12/21/21	$ 27,750	27,750
Unamortized debt discount and issuance costs					(238)	(309)
Total Variable Rate Mortgage Loans		2.9%	3.5%		$ 37,821	$ 36,010
Total		3.9%	4.2%		$ 3,831,500	3,594,977

(1) Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost amortization, interest rate swaps, and facility and unused fees.
(2) Underlying debt is LIBOR+0.95%; however, interest rate swaps are in place to fix the interest rate on the entire $300,000 balance at 2.774% through maturity. Contractual rate represents a blended contractual terms, including the swap.
(3) Effective July 7, 2016, the interest rate on the underlying debt is LIBOR + 0.95%, with an interest rate swap in place to fix the interest rate on the entire $265,000 balance at 2.00% through maturity.
(4) Rate applies to drawn balance only. Additional annual facility fee of 0.15% applies to entire $1.25 billon line of credit. Maturity is subject to two additional six-month periods at the Company's option.

Regency Centers.

Supplemental Information 12

Summary of Unsecured Debt Covenants and Leverage Ratios

June 30, 2018
(in thousands)

Outstanding Unsecured Public Debt:	Origination	Maturity	Rate	Balance
	10/07/10	04/15/21	4.800%	$ 250,000
	10/25/12	11/15/22	3.750%	$ 300,000
	05/16/14	06/15/24	3.750%	$ 250,000
	08/17/15	11/01/25	3.900%	$ 250,000
	01/17/17	02/01/27	3.600%	$ 525,000
	03/09/18	03/15/28	4.125%	$ 300,000
	01/17/17	02/01/47	4.400%	$ 425,000

Unsecured Public Debt Covenants:	Required	3/31/18	12/31/17	9/30/17	6/30/17
Fair Market Value Calculation Method Covenants[1][2]					
Total Consolidated Debt to Total Consolidated Assets	≤ 65%	29%	28%	27%	27%
Secured Consolidated Debt to Total Consolidated Assets	≤ 40%	5%	5%	5%	5%
Consolidated Income for Debt Service to Consolidated Debt Service	≥ 1.5x	4.7x	5.1x	5.1x	5.1x
Unencumbered Consolidated Assets to Unsecured Consolidated Debt	>150%	361%	384%	391%	393%

Ratios:	6/30/18	3/31/18	12/31/17	9/30/17	6/30/17
Consolidated Only					
Net debt to total market capitalization	26.4%	27.2%	23.0%	24.8%	24.0%
Net debt to real estate assets, before depreciation	33.0%	32.9%	31.4%	31.0%	30.3%
Net debt to total assets, before depreciation	30.1%	29.9%	28.5%	28.2%	27.6%
Net debt + preferred to total assets, before depreciation	30.1%	29.9%	28.5%	28.2%	28.2%
Net debt to Operating EBITDA*re* - TTM[3]	5.0x	5.0x	4.9x	4.8x	4.6x
Fixed charge coverage	4.8x	4.8x	4.8x	4.9x	5.1x
Fixed charge coverage excluding preferreds	4.8x	4.8x	4.8x	5.1x	5.5x
Interest coverage	5.2x	5.2x	5.4x	5.7x	6.2x
Unsecured assets to total real estate assets	85.7%	85.5%	85.7%	86.6%	86.5%
Unsecured NOI to total NOI - TTM[3]	87.0%	86.7%	87.0%	87.0%	86.9%
Unencumbered assets to unsecured debt	295%	292%	314%	322%	323%
Total Pro-Rata Share					
Net debt to total market capitalization	29.0%	29.9%	25.5%	27.5%	26.8%
Net debt to real estate assets, before depreciation	34.8%	34.7%	33.5%	33.1%	32.5%
Net debt to total assets, before depreciation	31.8%	31.6%	30.4%	30.1%	29.7%
Net debt + preferred to total assets, before depreciation	31.8%	31.6%	30.4%	30.1%	30.2%
Net debt to Operating EBITDA*re* - TTM[3]	5.6x	5.6x	5.4x	5.4x	5.2x
Fixed charge coverage	4.1x	4.1x	4.1x	4.1x	4.3x
Fixed charge coverage excluding preferreds	4.1x	4.1x	4.1x	4.3x	4.5x
Interest coverage	4.5x	4.5x	4.7x	4.9x	5.2x

[1] For a complete listing of all Debt Covenants related to the Company's Senior Unsecured Notes, as well as definitions of the above terms, please refer to the Company's filings with the Securities and Exchange Commission.

[2] Debt covenant disclosure is in arrears due to current quarter calculations being dependent on the Company's most recent Form 10-Q or Form 10-K filing.

[3] In light of the merger with Equity One on March 1, 2017, debt metric calculations for 2017 include legacy Regency results for the trailing 12 months and the annualized impact of year to date results for the Equity One contribution post merger.

Regency Centers.

Supplemental Information 13

Summary of Unconsolidated Debt
June 30, 2018 and December 31, 2017
(in thousands)

Total Debt Outstanding:		6/30/18	12/31/17
Mortgage loans payable:			
Fixed rate secured loans	$	1,484,285	1,493,595
Variable rate secured loans		6,652	1,499
Unsecured credit facilities variable rate		19,635	19,635
Total	$	1,510,572	1,514,729

Schedule of Maturities by Year:	Scheduled Principal Payments	Mortgage Loan Maturities	Unsecured Maturities	Total	Regency's Pro Rata Share	Weighted Average Contractual Interest Rate on Maturities
2018	10,611	30,022	-	40,633	15,854	4.1%
2019	19,852	73,259	-	93,111	24,448	7.3%
2020	16,823	229,172	19,635	265,630	93,580	5.5%
2021	10,818	269,942	-	280,760	100,402	4.6%
2022	7,569	195,702	-	203,271	73,369	4.2%
2023	2,631	171,608	-	174,239	65,003	4.8%
2024	380	33,690	-	34,070	13,760	3.9%
2025	-	162,000	-	162,000	48,900	3.6%
2026	-	101,000	-	101,000	44,400	3.8%
2027	-	115,000		115,000	23,008	3.8%
>10 Years	-	50,000	-	50,000	20,000	4.0%
Unamortized debt premium/(discount) and issuance costs [2]	-	(9,142)	-	(9,142)	(2,938)	
	$ 68,684	1,422,253	19,635	1,510,572	519,786	4.6%

Percentage of Total Debt:	6/30/18	12/31/17
Fixed	98.3%	98.6%
Variable	1.7%	1.4%
Current Weighted Average Contractual Interest Rates:[1]		
Fixed	4.6%	4.6%
Variable	3.6%	2.9%
Combined	4.6%	4.6%
Current Weighted Average Effective Interest Rates:[2]		
Combined	4.7%	4.7%
Average Years to Maturity:		
Fixed	4.7	5.2
Variable	2.4	2.9

[1] Interest rates are calculated as of the quarter end.

[2] Effective interest rates are calculated in accordance with US GAAP, as of the quarter end, and include the impact of debt premium/(discount) amortization, issuance cost, amortization, interest rate swaps, and facility and unused fees.

Regency Centers.

Supplemental Information 14

Property Transactions
June 30, 2018
(in thousands)

Acquisitions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA		Regency's Share of Purchase Price	Weighted Average Cap Rate	Anchor(s)[1]
Jan-18	Ballard Blocks I	Principal (49.9%)	Seattle, WA	132	$	27,196		Trader Joe's, Ross, LA Fitness
Jan-18	The District at Metuchen	Oregon (20%)	Metuchen, NJ	66		6,766		Whole Foods
Jan-18	Hewlett Crossing I & II		Hewlett, NY	52		30,900		Petco, Duane Reade
Apr-18	Rivertowns Square		Dobbs Ferry, NY	116		68,933		Brooklyn Market, Ipic Theater
May-18	Crossroads Commons II (shops bldg)	Oregon (20%)	Boulder, CO	20		2,100		Whole Foods
	Total			**386**	**$**	**135,895**	**4.9%**	

Dispositions:

Date	Property Name	Co-investment Partner (REG %)	Market	Total GLA		Regency's Share of Sales Price	Weighted Average Cap Rate	Anchor(s)[1]
Mar-18	Ft. Caroline		Jacksonville, FL	77	$	3,500		Winn Dixie, Planet Fitness, Citi Trends
Apr-18	Old Kings Commons		Palm Coast, FL	85		10,550		Bealls, Staples, Planet Fitness
Jun-18	Summerlin Square		Fort Myers, FL	11	$	2,100		--
Jun-18	Alafaya Commons		Orlando, FL	131		19,800		Academy Sports, YouFit Health Club
	Total			**304**	**$**	**35,950**	**8.2%**	

[1] Retailers in parenthesis are shadow anchors and not a part of the owned property.

Regency Centers.
Supplemental Information 15

Summary of Development

June 30, 2018
(in thousands)

Property Name	Market	Grocer/Anchor Tenant	Dev Start	Anchor Opens	Estimated Net Development Costs After JV Buyout	% of Costs Incurred	Development Yield Before JV Buyout [4]	Return After JV Buyout	GLA	% Leased
Properties in Development:										
Ballard Blocks II [1]	Seattle, WA	PCC Community Markets & West Marine	Q1-2018	Aug-19	$31,286	21%	6.3%	6.3%	114	57%
Indigo Square	Charleston, SC	Publix Greenwise Market	Q4-2017	Feb-19	$16,537	51%	8.3%	8.3%	51	72%
Market at Springwoods Village [2]	Houston, TX	Kroger	Q1-2016	May-17	$13,448	93%	9.8%	9.8%	167	91%
Mellody Farm	Chicago, IL	Whole Foods, Nordstrom Rack & REI	Q2-2017	Oct-18	$103,162	59%	6.8%	6.8%	272	69%
Midtown East [3]	Raleigh, NC	Wegmans	Q4-2017	Sep-19	$22,299	42%	8.0%	8.0%	174	77%
Pinecrest Place	Miami, FL	Whole Foods	Q1-2017	Jan-18	$16,429	73%	7.5%	7.5%	70	82%
The Field at Commonwealth	Metro DC	Wegmans	Q1-2017	Jun-18	$44,195	84%	7.5%	7.5%	169	85%
The Village at Riverstone	Houston, TX	Kroger	Q4-2016	Oct-18	$30,658	67%	8.0%	7.8%	167	88%
Total Properties in Development	**8**				**$278,014**	**60%**	**7.4%**	**7.3%** [5]	**1,184**	**78%**
Development Completions:										
Chimney Rock	New York, NY	Whole Foods, Nordstrom Rack & Saks Off 5th	Q4-2016	Mar-18	$70,105	94%	6.8%	6.8%	218	97%
Northgate Marketplace Ph II	Medford, OR	Dick's & HomeGoods	Q4-2015	Oct-16	$40,791	98%	7.3%	7.3%	177	96%
Total Development Completions	**2**				**$110,896**	**95%**	**7.0%**	**7.0%** [5]	**395**	**96%**

NOI from Properties in Development (Current Quarter)	$322
Base rent from Development Completions for leases signed but not yet rent-paying (Current Quarter)	$355

Notes:
See Page 30 for additional disclosures regarding undeveloped land classified on the balance sheet as Land, building, and improvements, rather than Properties in Development.

(1) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 49.9% noncontrolling interest.
(2) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 53% controlling interest. Anchor rent commencement date is May-2017. Anchor opening date is Nov-2017.
(3) Reflects Regency's share of Estimated Net Development Costs After JV Buyout at 50% noncontrolling interest.
(4) Represents the ratio of Regency's underwritten NOI at stabilization to total estimated net development costs, before any adjustments for expected JV partner buyouts.
(5) After allocating land basis for outparcel proceeds, additional interest and overhead capitalization, returns are estimated to be 6.6% for Projects in Development and 6.3% for Development Completions.

Regency Centers.

Supplemental Information

16

Summary of Redevelopment

June 30, 2018
(in thousands)

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Properties in Redevelopment (>$5M):						
Countryside Shops	Miami	Relocation and expansion of existing Publix including reduction of shop space and leasing former Publix space to Ross; addition of pad building leased to Chipotle; refaçade remaining center.	2018	$21,337	82%	6% - 7%
Paces Ferry Plaza	Atlanta	Reconfiguration of center including construction of Whole Foods 365, parking deck, and façade renovations.	2018	$15,495	85%	9% - 10%
Point Royale Shopping Center	Miami	Reconfiguration of the former Best Buy space for Burlington Coat and two junior anchors; construction of new outparcel leased to Panera Bread; façade enhancements to remaining center.	2018	$10,935	67%	7% - 8%
Various Properties	10	Redevelopments located in various markets with project costs <$5M		$22,729	44%	7% - 10%
Total Properties in Redevelopment	**13**			**$70,497**	**68%**	**7% - 9%**

Property Name	Market	Description	Target Completion Year (1)	Incremental Costs (2)	% of Costs Incurred	Incremental Yield
Redevelopment Completions (>$5M):						
Serramonte Shopping Center	San Francisco	Additional 250K SF of new retail including new parking deck. Anchor leases executed with Nordstrom Rack, Ross, TJ Maxx, Buy Buy Baby, Cost Plus World Market, Dave & Busters and Daiso.	2018	$116,200	91%	6% - 7%
Various Properties	4	Redevelopments located in various markets with project costs <$5M		$10,524	93%	7% - 10%
Total Redevelopment Completions	**5**			**$126,724**	**91%**	**6% - 7%**

Reconciliation of Summary of Development and Redevelopment to Properties In Development (Balance Sheet):

Developments	% of estimated development costs, including GAAP allocations	$186,835
Redevelopments	% of incremental costs	48,264
Other Costs	Pre-development costs and accruals for costs not yet paid	35,836
Transfers to Operating	Cost of assets placed in service	(83,154)
Properties in Development (Pro-Rata)		$187,781

(1) Target completion year reflects the year that construction is expected to be substantially complete.
(2) Includes Regency's pro-rata share of unconsolidated co-investment partnerships.

Regency Centers.
Supplemental Information
17

Unconsolidated Investments June 30, 2018 (in thousands) Regency Investment Partner and Number of Total Total Total Ownership Share Investment Equity Portfolio Summary Abbreviation Properties GLA Assets Debt Interest of Debt 6/30/2018 Pick-up State of Oregon (JV-C, JV-C2) 20 2,290 $ 504,635 $ 236,672 20.00%$ 47,334 $ 49,203 $ 1,433 (JV-CCV) 1 558 99,439 59,769 30.00% 17,931 11,489 485 21 2,848 604,074 296,441 GRI (JV-GRI) 70 9,064 1,655,417 901,765 40.00% 360,706 199,702 14,738 CalSTRS (JV-RC) 7 730 140,099 11,845 25.00% 2,961 31,366 828 NYSCRF (JV-NYC) 6 1,152 281,061 141,341 30.00% 42,402 52,512 6 USAA (1) (JV-USA) 7 683 90,041 103,820 20.01% 20,772 (3,397) 455 Publix (JV-O) 2 207 26,600 - 50.00% - 12,855 789 Individual Investors (JV-O) 6 786 206,177 55,360 50.00% 27,680 94,093 789 119 15,470$ 3,003,469 $ 1,510,572 $ 519,786 $ 447,823 $ 19,523 (1) During 2017, the USAA partnership distributed proceeds from debt refinancing and real estate sales in excess of Regency's carrying value of its investment resulting in a negative investment balance, which is classified within Accounts Payable and Other Liabilities in the Consolidated Balance Sheets. 18

Leasing Statistics - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships
June 30, 2018
(Retail Operating Properties Only)

Leasing Statistics - Comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
2nd Quarter 2018	440	1,423	$ 25.55	5.0%	5.6	$ 6.20
1st Quarter 2018	300	956	24.85	8.4%	4.7	3.37
4th Quarter 2017	442	1,772	22.04	6.0%	5.7	9.09
3rd Quarter 2017	387	1,774	20.41	7.8%	5.6	5.49
Total - 12 months	1,569	5,926	$ 22.82	6.7%	5.5	$ 6.33

New Leases	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
2nd Quarter 2018	95	276	$ 26.11	6.9%	8.1	$ 32.10
1st Quarter 2018	77	201	26.23	15.5%	6.2	16.85
4th Quarter 2017	106	443	21.66	2.2%	8.4	38.12
3rd Quarter 2017	92	279	26.20	17.4%	9.3	33.51
Total - 12 months	370	1,199	$ 24.54	9.4%	8.2	$ 32.09

Renewals	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Rent Spread %	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
2nd Quarter 2018	345	1,146	$ 25.44	4.7%	5.1	$ 1.06
1st Quarter 2018	223	756	24.55	6.8%	4.3	0.43
4th Quarter 2017	336	1,329	22.15	7.1%	4.9	0.54
3rd Quarter 2017	295	1,495	19.41	5.7%	5.0	0.59
Total - 12 months	1,199	4,726	$ 22.45	6.0%	4.9	$ 0.66

Leasing Statistics - Comparable and Non-comparable

Total	Leasing Transactions	GLA (in 000s)	New Base Rent/Sq. Ft	Weighted Avg. Lease Term	Tenant Allowance and Landlord Work /Sq. Ft.
2nd Quarter 2018	511	1,659	$ 26.38	5.5	$ 7.93
1st Quarter 2018	339	1,070	25.10	4.8	5.13
4th Quarter 2017	516	1,974	22.74	6.5	11.18
3rd Quarter 2017	452	2,042	20.79	5.5	6.93
Total - 12 months	1,818	6,745	$ 23.38	5.5	$ 8.07

Notes:

- *All amounts reported at execution.*
- *Number of leasing transactions and GLA leased reported at 100%; All other statistics reported at pro-rata share.*
- *Rent spreads are calculated on a comparable-space, cash basis for new and renewal leases executed and include all leasing transactions, including spaces vacant > 12 months.*
- *Tenant Allowance & Landlord Work are costs required to make the space leasable and include improvements of a space as it relates to a specific lease. These costs include tenant improvements and inducements.*
- *Excludes Non-Retail Properties*

Regency Centers.
Supplemental Information 19

Average Base Rent by CBSA - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2018

(in thousands)

Largest CBSAs by Population[1]	Number of Properties	GLA	% Leased[2]	ABR	ABR/Sq. Ft.	% of Number of Properties	% of GLA	% of ABR
New York-Newark-Jersey City	16	1,735	97.3%	$ 64,248	$ 38.05	3.7%	3.9%	7.1%
Los Angeles-Long Beach-Anaheim	24	2,361	99.6%	63,402	26.97	5.6%	5.4%	7.0%
Chicago-Naperville-Elgin	11	1,611	90.9%	26,892	18.36	2.6%	3.7%	3.0%
Dallas-Fort Worth-Arlington	12	775	97.1%	16,711	22.20	2.8%	1.8%	1.8%
Houston-The Woodlands-Sugar Land	13	1,591	96.0%	28,473	18.64	3.0%	3.6%	3.1%
Washington-Arlington-Alexandria	33	2,598	88.2%	56,584	24.70	7.7%	5.9%	6.2%
Philadelphia-Camden-Wilmington	8	694	95.4%	14,690	22.19	1.9%	1.6%	1.6%
Miami-Fort Lauderdale-West Palm Beach	48	5,679	94.8%	105,910	19.67	11.2%	12.9%	11.7%
Atlanta-Sandy Springs-Roswell	22	2,065	95.6%	42,008	21.28	5.1%	4.7%	4.6%
Boston-Cambridge-Newton	10	931	99.1%	23,121	25.07	2.3%	2.1%	2.6%
San Francisco-Oakland-Hayward	22	3,790	94.9%	103,461	28.77	5.1%	8.6%	11.4%
Phoenix-Mesa-Scottsdale	-	-	-	-	-	-	-	-
Detroit-Warren-Dearborn	-	-	-	-	-	-	-	-
Riverside-San Bernardino-Ontario	3	319	73.8%	5,721	24.34	0.7%	0.7%	0.6%
Minneapolis-St. Paul-Bloomington	5	207	97.8%	3,136	15.51	1.2%	0.5%	0.3%
Seattle-Tacoma-Bellevue	14	1,125	96.8%	27,387	25.14	3.3%	2.6%	3.0%
San Diego-Carlsbad	11	1,536	97.9%	43,291	28.80	2.6%	3.5%	4.8%
Tampa-St. Petersburg-Clearwater	9	1,325	90.8%	20,561	17.08	2.1%	3.0%	2.3%
Baltimore-Columbia-Towson	5	353	93.1%	7,857	23.88	1.2%	0.8%	0.9%
Denver-Aurora-Lakewood	12	988	90.3%	13,878	15.55	2.8%	2.2%	1.5%
St. Louis	4	408	99.7%	4,332	10.64	0.9%	0.9%	0.5%
Orlando-Kissimmee-Sanford	8	806	95.1%	13,155	17.17	1.9%	1.8%	1.5%
Pittsburgh	-	-	--	-	-	-	-	-
Charlotte-Concord-Gastonia	5	300	95.4%	6,523	22.80	1.2%	0.7%	0.7%
Sacramento--Roseville--Arden-Arcade	4	318	98.9%	6,976	22.21	0.9%	0.7%	0.8%
Top 25 CBSAs by Population	**299**	**31,513**	**94.7%**	**$ 698,317**	**$ 22.12**	**69.9%**	**71.5%**	**77.1%**
CBSAs Ranked 26 - 50 by Population	61	6,403	96.4%	100,232	16.18	14.2%	14.5%	11.0%
CBSAs Ranked 51 - 75 by Population	22	2,235	95.8%	49,362	22.91	5.1%	5.1%	5.4%
CBSAs Ranked 76 - 100 by Population	14	927	96.1%	15,030	16.75	3.3%	2.1%	1.7%
Other CBSAs	32	2,975	94.4%	43,372	15.43	7.5%	6.8%	4.8%
Total All Properties	**428**	**44,053**	**95.0%**	**$ 906,311**	**$ 21.59**	**100.0%**	**100.0%**	**100.0%**

[1] 2017 Population Data Source: Synergos Technologies, Inc.

[2] Includes Properties in Development and leases that are executed but have not commenced.

Regency Centers.

Supplemental Information

20

Significant Tenant Rents - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2018
(in thousands)

Tenant	Tenant GLA	% of Company-Owned GLA	Total Annualized Base Rent	% of Total Annualized Base Rent	Total # of Leased Stores - 100% Owned and JV	# of Leased Stores in JV
Publix	2,753	6.2%	$ 28,098	3.1%	69	13
Kroger	2,889	6.6%	27,972	3.1%	58	17
Albertsons/Safeway	1,780	4.0%	25,660	2.8%	46	19
TJX Companies	1,436	3.3%	21,326	2.4%	58	16
Whole Foods	978	2.2%	20,494	2.3%	28	8
Ahold/Delhaize	633	1.4%	13,685	1.5%	17	9
CVS	645	1.5%	13,184	1.5%	55	19
L.A. Fitness Sports Club	470	1.1%	9,094	1.0%	13	4
Nordstrom	320	0.7%	8,746	1.0%	9	-
PETCO	367	0.8%	8,734	1.0%	44	13
Ross Dress For Less	604	1.4%	8,728	1.0%	26	9
Trader Joe's	258	0.6%	7,965	0.9%	26	7
Bed Bath & Beyond	500	1.1%	7,880	0.9%	16	-
Wells Fargo Bank	133	0.3%	6,530	0.7%	53	21
Dick's Sporting Goods	417	0.9%	6,520	0.7%	8	1
Starbucks	137	0.3%	6,519	0.7%	102	33
Gap	191	0.4%	6,428	0.7%	14	1
Target	570	1.3%	6,365	0.7%	6	2
JPMorgan Chase Bank	116	0.3%	6,260	0.7%	36	7
Walgreens	278	0.6%	6,035	0.7%	26	10
Bank of America	117	0.3%	6,026	0.7%	39	15
H.E.B.	344	0.8%	5,844	0.6%	5	-
Kohl's	612	1.4%	5,645	0.6%	8	2
Ulta	164	0.4%	5,034	0.6%	18	2
Best Buy	214	0.5%	4,776	0.5%	6	1
Top 25 Tenants	**16,926**	**38.4%**	**$ 273,548**	**30.4%**	**786**	**229**

Regency Centers.

Supplemental Information 21

Tenant Lease Expirations - Wholly Owned and Regency's Pro-Rata Share of Co-investment Partnerships

June 30, 2018
(GLA in thousands)

Anchor Tenants[1]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	249	0.6%	0.3%	$	12.15
2018	361	0.9%	0.5%		11.86
2019	2,995	7.3%	4.2%		12.56
2020	2,672	6.5%	4.0%		13.28
2021	2,851	6.9%	4.1%		12.79
2022	3,400	8.3%	5.6%		14.50
2023	2,559	6.2%	4.7%		16.29
2024	1,599	3.9%	3.2%		18.02
2025	1,231	3.0%	2.3%		16.73
2026	1,369	3.3%	2.8%		18.39
2027	1,361	3.3%	2.6%		16.73
10 Year Total	20,647	50.1%	34.4%	$	14.78
Thereafter	5,857	14.2%	10.7%		16.26
	26,504	**64.3%**	**44.9%**	**$**	**15.11**

Shop Tenants[2]

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	345	0.8%	1.1%	$	29.10
2018	461	1.1%	1.7%		32.16
2019	1,989	4.8%	6.9%		30.60
2020	2,172	5.3%	7.6%		30.87
2021	2,105	5.1%	7.5%		31.79
2022	2,205	5.4%	8.2%		33.00
2023	1,706	4.1%	6.5%		33.67
2024	796	1.9%	3.0%		33.43
2025	785	1.9%	3.3%		37.11
2026	661	1.6%	2.7%		36.02
2027	552	1.3%	2.3%		36.84
10 Year Total	13,777	33.4%	50.7%	$	32.65
Thereafter	921	2.2%	4.2%		40.03
	14,698	**35.7%**	**55.1%**	**$**	**33.11**

All Tenants

Year	GLA	Percent of GLA	Percent of Total ABR[3]		ABR
MTM[4]	593	1.4%	1.5%	$	21.99
2018	822	2.0%	2.2%		23.25
2019	4,984	12.1%	11.1%		19.76
2020	4,844	11.8%	11.6%		21.17
2021	4,955	12.0%	11.7%		20.86
2022	5,605	13.6%	13.8%		21.78
2023	4,266	10.4%	11.2%		23.24
2024	2,395	5.8%	6.2%		23.14
2025	2,016	4.9%	5.6%		24.67
2026	2,030	4.9%	5.5%		24.13
2027	1,913	4.6%	4.9%		22.53
10 Year Total	34,423	83.5%	85.1%	$	21.93
Thereafter	6,778	16.5%	14.9%		19.49
	41,201	**100.0%**	**100.0%**	**$**	**21.53**

Note: Reflects commenced leases only. Does not account for contractual rent steps and assumes that no tenants exercise renewal options.

(1) Anchor tenants represent any tenant occupying at least 10,000 square feet.

(2) Shop tenants represent any tenant occupying less than 10,000 square feet.

(3) Total Annual Base Rent ("ABR") excludes additional rent such as percentage rent, common area maintenance, real estate taxes, and insurance reimbursements.

(4) Month to month lease or in process of renewal.

Regency Centers.

Supplemental Information 22

Portfolio Summary Report By State

June 30, 2018

(GLA in thousands)

					JVs at 100%	REG's pro-rata share	REG's pro-rata share	REG's pro-rata share				
Property Name	JV	REG %	State	CBSA	GLA	GLA	% Leased	% Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
200 Potrero			CA	San Francisco-Oakland-Hayward	31	31	68.9%		-	-	--	$15.00
4S Commons Town Center	M	85%	CA	San Diego-Carlsbad	240	240	99.4%		-	68	Ralphs, Jimbo's...Naturally!	$33.25
Amerige Heights Town Center			CA	Los Angeles-Long Beach-Anaheim	89	89	100.0%		143	58	Albertsons, (Target)	$29.55
Balboa Mesa Shopping Center			CA	San Diego-Carlsbad	207	207	100.0%		-	42	Von's Food & Drug, Kohl's	$25.54
Bayhill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	122	49	95.7%		-	32	Mollie Stone's Market	$24.73
Blossom Valley	USAA	20%	CA	San Jose-Sunnyvale-Santa Clara	93	19	96.7%		-	34	Safeway	$26.57
Brea Marketplace	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	352	141	97.3%		-	25	Sprout's Markets, Target	$18.72
Circle Center West			CA	Los Angeles-Long Beach-Anaheim	64	64	100.0%		-	-	--	$27.56
Clayton Valley Shopping Center			CA	San Francisco-Oakland-Hayward	260	260	91.1%		-	14	Grocery Outlet, Orchard Supply Hardware	$22.28
Corral Hollow	RC	25%	CA	Stockton-Lodi	167	42	100.0%		-	66	Safeway, Orchard Supply & Hardware	$17.43
Costa Verde Center			CA	San Diego-Carlsbad	179	179	91.3%		-	40	Bristol Farms	$36.24
Culver Center			CA	Los Angeles-Long Beach-Anaheim	217	217	100.0%		-	37	Ralphs, Best Buy, LA Fitness	$32.14
Diablo Plaza			CA	San Francisco-Oakland-Hayward	63	63	98.3%		53	53	(Safeway)	$40.08
East Washington Place			CA	Santa Rosa	203	203	98.9%		137	25	(Target), Dick's Sporting Goods, TJ Maxx	$24.12
El Camino Shopping Center			CA	Los Angeles-Long Beach-Anaheim	136	136	98.1%		-	31	Bristol Farms	$37.08
El Cerrito Plaza			CA	San Francisco-Oakland-Hayward	256	256	98.3%		67	78	(Lucky's), Trader Joe's	$29.76
El Norte Pkwy Plaza			CA	San Diego-Carlsbad	91	91	98.0%		-	42	Von's Food & Drug	$18.41
Encina Grande			CA	San Francisco-Oakland-Hayward	106	106	100.0%		-	38	Whole Foods	$31.24
Five Points Shopping Center	GRI	40%	CA	Santa Maria-Santa Barbara	145	58	98.7%		-	35	Smart & Final	$28.55
Folsom Prairie City Crossing			CA	Sacramento--Roseville--Arden-Arcade	90	90	100.0%		-	55	Safeway	$20.80
French Valley Village Center			CA	Riverside-San Bernardino-Ontario	99	99	98.6%		-	44	Stater Bros.	$26.53
Friars Mission Center			CA	San Diego-Carlsbad	147	147	99.1%		-	55	Ralphs	$34.11
Gateway 101			CA	San Francisco-Oakland-Hayward	92	92	100.0%		212	-	(Home Depot), (Best Buy), Target, Nordstrom Rack	$32.05
Gelson's Westlake Market Plaza			CA	Oxnard-Thousand Oaks-Ventura	85	85	97.1%		-	38	Gelson's Markets	$27.61
Golden Hills Promenade			CA	San Luis Obispo-Paso Robles-Arroyo Grande	244	244	97.5%		-	-	Lowe's	$7.56
Granada Village	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	226	91	98.8%		-	24	Sprout's Markets	$23.72
Hasley Canyon Village	USAA	20%	CA	Los Angeles-Long Beach-Anaheim	66	13	100.0%		-	52	Ralphs	$25.35
Heritage Plaza			CA	Los Angeles-Long Beach-Anaheim	230	230	99.9%		-	44	Ralphs	$36.84
Indio Towne Center			CA	Riverside-San Bernardino-Ontario	182	182	65.5%		236	94	(Home Depot), (WinCo)	$20.32
Jefferson Square			CA	Riverside-San Bernardino-Ontario	38	38	48.9%		-	-	--	$16.01
Laguna Niguel Plaza	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	42	17	100.0%		39	39	(Albertsons)	$28.25
Marina Shores	C	20%	CA	Los Angeles-Long Beach-Anaheim	68	14	100.0%		-	26	Whole Foods	$35.15
Mariposa Shopping Center	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	127	51	97.7%		-	43	Safeway	$19.80
Morningside Plaza			CA	Los Angeles-Long Beach-Anaheim	91	91	98.4%		-	43	Stater Bros.	$23.02
Navajo Shopping Center	GRI	40%	CA	San Diego-Carlsbad	102	41	98.0%		-	44	Albertsons	$14.22
Newland Center			CA	Los Angeles-Long Beach-Anaheim	152	152	100.0%		-	58	Albertsons	$25.85
Oak Shade Town Center			CA	Sacramento--Roseville--Arden-Arcade	104	104	100.0%		-	40	Safeway	$22.02
Oakbrook Plaza			CA	Oxnard-Thousand Oaks-Ventura	83	83	93.6%		-	44	Gelson's Markets	$20.26
Parnassus Heights Medical	RLP	50%	CA	San Francisco-Oakland-Hayward	146	73	99.6%		-	-	Central Parking System	$82.53
Persimmon Place			CA	San Francisco-Oakland-Hayward	153	153	100.0%		-	40	Whole Foods, Nordstrom Rack	$34.99
Plaza Escuela			CA	San Francisco-Oakland-Hayward	155	155	88.9%		-	-	--	$46.18
Plaza Hermosa			CA	Los Angeles-Long Beach-Anaheim	95	95	100.0%		-	37	Von's Food & Drug	$26.19
Pleasant Hill Shopping Center	GRI	40%	CA	San Francisco-Oakland-Hayward	232	93	98.1%		-	-	Target, Burlington	$22.77
Pleasanton Plaza			CA	San Francisco-Oakland-Hayward	163	163	81.6%		-	-	JCPenney	$12.11
Point Loma Plaza	GRI	40%	CA	San Diego-Carlsbad	205	82	98.8%		-	50	Von's Food & Drug	$22.56
Potrero Center			CA	San Francisco-Oakland-Hayward	227	227	84.2%		-	60	Safeway	$33.92
Powell Street Plaza			CA	San Francisco-Oakland-Hayward	166	166	91.2%		-	10	Trader Joe's	$34.08
Raley's Supermarket	C	20%	CA	Sacramento--Roseville--Arden-Arcade	63	13	100.0%		-	63	Raley's	$12.50
Ralphs Circle Center			CA	Los Angeles-Long Beach-Anaheim	60	60	100.0%		-	35	Ralphs	$19.21
Rancho San Diego Village	GRI	40%	CA	San Diego-Carlsbad	153	61	94.4%		-	40	Smart & Final	$22.30
Rona Plaza			CA	Los Angeles-Long Beach-Anaheim	52	52	100.0%		-	37	Superior Super Warehouse	$20.84
San Carlos Marketplace			CA	San Francisco-Oakland-Hayward	154	154	100.0%		-	-	TJ Maxx, Best Buy	$34.97
Scripps Ranch Marketplace			CA	San Diego-Carlsbad	132	132	98.2%		-	57	Vons	$29.13
San Leandro Plaza			CA	San Francisco-Oakland-Hayward	50	50	100.0%		38	38	(Safeway)	$35.92
Seal Beach	C	20%	CA	Los Angeles-Long Beach-Anaheim	97	19	97.8%		-	48	Von's Food & Drug	$24.83
Sequoia Station			CA	San Francisco-Oakland-Hayward	103	103	100.0%		62	62	(Safeway)	$40.29
Serramonte Shopping Center			CA	San Francisco-Oakland-Hayward	1,076	1,076	97.7%		-	-	; Dick's Sporting Goods, JCPenney, Dave & Buster's, N	$24.42
Shoppes at Homestead			CA	San Jose-Sunnyvale-Santa Clara	113	113	100.0%		53	53	(Safeway)	$22.79
Silverado Plaza	GRI	40%	CA	Napa	85	34	99.0%		-	32	Nob Hill	$17.74
Snell & Branham Plaza	GRI	40%	CA	San Jose-Sunnyvale-Santa Clara	92	37	100.0%		-	53	Safeway	$18.97
South Bay Village			CA	Los Angeles-Long Beach-Anaheim	108	108	100.0%		-	30	Wal-Mart, Orchard Supply Hardware	$20.31
Talega Village Center			CA	Los Angeles-Long Beach-Anaheim	102	102	100.0%		-	46	Ralphs	$22.37
Tassajara Crossing			CA	San Francisco-Oakland-Hayward	146	146	96.3%		-	56	Safeway	$24.35
The Hub Hillcrest Market			CA	San Diego-Carlsbad	149	149	97.3%		-	52	Ralphs, Trader Joe's	$38.73
The Marketplace Shopping Ctr			CA	Sacramento--Roseville--Arden-Arcade	111	111	96.7%		-	35	Safeway	$24.76
Tustin Legacy			CA	Los Angeles-Long Beach-Anaheim	112	112	100.0%		-	44	Stater Bros.	$31.27
Twin Oaks Shopping Center	GRI	40%	CA	Los Angeles-Long Beach-Anaheim	98	39	98.2%		-	41	Ralphs	$19.92
Twin Peaks			CA	San Diego-Carlsbad	208	208	99.4%		-	-	Target	$20.36
Valencia Crossroads			CA	Los Angeles-Long Beach-Anaheim	173	173	100.0%		-	35	Whole Foods, Kohl's	$26.53
Village at La Floresta			CA	Los Angeles-Long Beach-Anaheim	87	87	100.0%		-	37	Whole Foods	$33.43
Von's Circle Center			CA	Los Angeles-Long Beach-Anaheim	151	151	100.0%		-	45	Von's, Ross Dress for Less	$21.58
West Park Plaza			CA	San Jose-Sunnyvale-Santa Clara	88	88	100.0%		-	25	Safeway	$18.79

Regency Centers.

Supplemental Information

23

Portfolio Summary Report By State June 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Westlake Village Plaza and Center CA Oxnard-Thousand Oaks-Ventura 201 201 97.4% - 72 Von's Food & Drug and Sprouts $45.21 Willows Shopping Center CA San Francisco-Oakland-Hayward 249 249 91.6% - - -- $28.97 Woodman Van Nuys CA Los Angeles-Long Beach-Anaheim 108 108 100.0% - 78 El Super $15.75 Woodside Central CA San Francisco-Oakland-Hayward 81 81 97.2% 113 - (Target) $24.41 Ygnacio Plaza GRI 40% CA San Francisco-Oakland-Hayward 110 44 99.0% - - Sports Basement $37.20 CA 11,344 9,581 96.7% 96.3% 1,153 2,770 Applewood Shopping Center GRI 40% CO Denver-Aurora-Lakewood 355 142 55.7% - 71 King Soopers $15.29 Alcove On Arapahoe (fka Arapahoe Village) GRI 40% CO Boulder 159 64 95.0% - 44 Safeway $18.34 Belleview Square CO Denver-Aurora-Lakewood 117 117 100.0% - 65 King Soopers $19.89 Boulevard Center CO Denver-Aurora-Lakewood 79 79 78.7% 53 53 (Safeway) $29.92 Buckley Square CO Denver-Aurora-Lakewood 116 116 95.8% - 62 King Soopers $11.21 Centerplace of Greeley III Phase I CO Greeley 119 119 100.0% - - Hobby Lobby $12.03 Cherrywood Square GRI 40% CO Denver-Aurora-Lakewood 97 39 100.0% - 72 King Soopers $10.55 Crossroads Commons C 20% CO Boulder 143 29 98.7% - 66 Whole Foods $27.35 Crossroads Commons II C 20% CO Boulder 20 4 47.0% - - (Whole Foods, Barnes & Noble) $28.76 Falcon Marketplace CO Colorado Springs 22 22 93.8% 184 50 (Wal-Mart) $22.70 Hilltop Village CO Denver-Aurora-Lakewood 100 100 99.0% - 66 King Soopers $10.87 Kent Place M 50% CO Denver-Aurora-Lakewood 48 48 100.0% - 30 King Soopers $20.70 Littleton Square CO Denver-Aurora-Lakewood 99 99 95.4% - 78 King Soopers $10.29 Lloyd King Center CO Denver-Aurora-Lakewood 83 83 98.3% - 61 King Soopers $12.09 Marketplace at Briargate CO Colorado Springs 29 29 94.4% 66 66 (King Soopers) $31.50 Monument Jackson Creek CO Colorado Springs 85 85 100.0% - 70 King Soopers $12.00 Ralston Square Shopping Center GRI 40% CO Denver-Aurora-Lakewood 83 33 97.0% - 55 King Soopers $11.36 Shops at Quail Creek CO Denver-Aurora-Lakewood 38 38 92.5% 100 100 (King Soopers) $28.87 Stroh Ranch CO Denver-Aurora-Lakewood 93 93 100.0% - 70 King Soopers $13.22 Woodmen Plaza CO Colorado Springs 116 116 91.8% - 70 King Soopers $12.98 CO 2,002 1,456 92.2% 92.2% 403 1,149 22 Crescent Road CT Bridgeport-Stamford-Norwalk 4 4 100.0% - - -- $60.00 91 Danbury Road CT Bridgeport-Stamford-Norwalk 5 5 100.0% - - -- $27.22 Black Rock M 80% CT Bridgeport-Stamford-Norwalk 98 98 97.8% - - -- $28.03 Brick Walk M 80% CT Bridgeport-Stamford-Norwalk 123 123 93.2% - - -- $47.58 Brookside Plaza CT Hartford-West Hartford-East Hartford 217 217 91.4% - 60 ShopRite $14.56 Compo Acres Shopping Center CT Bridgeport-Stamford-Norwalk 43 43 92.2% - 12 Trader Joe's $49.13 Copps Hill Plaza CT Bridgeport-Stamford-Norwalk 185 185 100.0% - 59 Stop & Shop, Kohl's $14.19 Corbin's Corner GRI 40% CT Hartford-West Hartford-East Hartford 186 74 80.1% - 10 Trader Joe's, Best Buy, The Tile Shop $34.39 Danbury Green CT Bridgeport-Stamford-Norwalk 124 124 100.0% - 12 Trader Joe's $22.96 Darinor Plaza CT Bridgeport-Stamford-Norwalk 153 153 100.0% - - Kohl's $18.95 Fairfield Center M 80% CT Bridgeport-Stamford-Norwalk 94 94 91.4% - - -- $34.78 Post Road Plaza CT Bridgeport-Stamford-Norwalk 20 20 100.0% - 11 Trader Joe's $52.35 Southbury Green CT New Haven-Milford 156 156 96.4% - 60 ShopRite $22.07 The Village Center CT Bridgeport-Stamford-Norwalk 90 90 84.5% - 22 The Fresh Market $40.72 Walmart Norwalk CT Bridgeport-Stamford-Norwalk 142 142 100.0% - 112 Wal-Mart $0.56 CT 1,640 1,528 95.1% 95.1% - 358 Shops at The Columbia RC 25% DC Washington-Arlington-Alexandria 23 6 85.8% - 12 Trader Joe's $40.91 Spring Valley Shopping Center GRI 40% DC Washington-Arlington-Alexandria 17 7 100.0% - - -- $101.94 DC 40 12 93.5% 93.5% - 12 Pike Creek DE Philadelphia-Camden-Wilmington 232 232 95.1% - 49 Acme Markets, K-Mart $14.68 Shoppes of Graylyn GRI 40% DE Philadelphia-Camden-Wilmington 64 26 90.1% - - -- $23.76 DE 296 257 94.6% 94.6% - 49 Alafaya Village FL Orlando-Kissimmee-Sanford 38 38 93.9% 58 58 (Lucky's) $21.80 Anastasia Plaza FL Jacksonville 102 102 95.9% - 49 Publix $13.56 Atlantic Village FL Jacksonville 105 105 100.0% - - LA Fitness $16.74 Aventura Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 97 97 98.9% - 36 Publix $36.37 Gateway Plaza at Aventura (fka Aventura Square) FL Miami-Fort Lauderdale-West Palm Beach 144 144 79.3% - - Bed, Bath & Beyond $33.22 Banco Popular Building FL Miami-Fort Lauderdale-West Palm Beach 33 33 58.0% - - -- $18.60 Berkshire Commons FL Naples-Immokalee-Marco Island 110 110 98.9% - 66 Publix $14.46 Bird 107 Plaza FL Miami-Fort Lauderdale-West Palm Beach 40 40 97.5% - - -- $19.91 Bird Ludlum FL Miami-Fort Lauderdale-West Palm Beach 192 192 98.5% - 44 Winn-Dixie $23.08 Bloomingdale Square FL Tampa-St. Petersburg-Clearwater 282 282 66.8% - 40 Publix, Bealls $14.81 Bluffs Square Shoppes FL Miami-Fort Lauderdale-West Palm Beach 124 124 96.3% - 40 Publix $14.04 Boca Village Square FL Miami-Fort Lauderdale-West Palm Beach 92 92 100.0% - 36 Publix Greenwise $22.08 Boynton Lakes Plaza FL Miami-Fort Lauderdale-West Palm Beach 110 110 94.9% - 46 Publix $16.39 Boynton Plaza FL Miami-Fort Lauderdale-West Palm Beach 105 105 94.4% - 54 Publix $21.46 Brooklyn Station on Riverside FL Jacksonville 50 50 92.7% - 20 The Fresh Market $25.58 Caligo Crossing FL Miami-Fort Lauderdale-West Palm Beach 11 11 35.0% 98 - (Kohl's) $54.55 Carriage Gate FL Tallahassee 73 73 89.1% - 13 Trader Joe's $22.51 Cashmere Corners FL Port St. Lucie 86 86 83.7% - 44 Wal-Mart $13.56 Charlotte Square FL Punta Gorda 91 91 73.7% - 44 Wal-Mart $10.38 Chasewood Plaza FL Miami-Fort Lauderdale-West Palm Beach 151 151 100.0% - 54 Publix $25.45 Concord Shopping Center (fka Concord Plaza Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 309 309 97.0% - 78 Winn-Dixie, Home Depot $12.31 Coral Reef Shopping Center FL Miami-Fort Lauderdale-West Palm Beach 75 75 98.8% - 25 Aldi $30.73 Corkscrew Village FL Cape Coral-Fort Myers 82 82 97.0% - 51 Publix $13.91 Country Walk Plaza NYC 30% FL Miami-Fort Lauderdale-West Palm Beach 101 30 89.4% - 40 Publix $19.41 Countryside Shops FL Miami-Fort Lauderdale-West Palm Beach 193 193 92.9% - 46 Publix, Stein Mart $18.00 24

Portfolio Summary Report By State

June 30, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Courtyard Shopping Center			FL	Jacksonville	137	137	100.0%		63	63	(Publix), Target	$3.50
Criswoods Square			FL	Miami-Fort Lauderdale-West Palm Beach	82	82	98.6%		178	-	(Lowe's)	$20.09
Fleming Island			FL	Jacksonville	132	132	96.3%		130	48	Publix, (Target)	$15.66
Fountain Square			FL	Miami-Fort Lauderdale-West Palm Beach	177	177	96.4%		140	46	Publix, (Target)	$25.70
Garden Square			FL	Miami-Fort Lauderdale-West Palm Beach	90	90	100.0%		-	42	Publix	$17.89
Glengary Shoppes			FL	North Port-Sarasota-Bradenton	93	93	100.0%		-	-	Best Buy	$21.06
Grande Oak			FL	Cape Coral-Fort Myers	79	79	98.2%		-	54	Publix	$15.71
Greenwood Shopping Centre			FL	Miami-Fort Lauderdale-West Palm Beach	133	133	93.2%		-	50	Publix	$15.30
Hammocks Town Center			FL	Miami-Fort Lauderdale-West Palm Beach	184	184	99.6%		86	40	Publix, Metro-Dade Public Library, (Kendall Ice Arena)	$16.83
Hibernia Pavilion			FL	Jacksonville	51	51	89.6%		-	39	Publix	$15.94
Homestead McDonald's			FL	Miami-Fort Lauderdale-West Palm Beach	4	4	100.0%		-	-	--	$27.74
John's Creek Center	C	20%	FL	Jacksonville	75	15	100.0%		-	45	Publix	$15.13
Julington Village	C	20%	FL	Jacksonville	82	16	100.0%		-	51	Publix	$16.05
Kirkman Shoppes			FL	Orlando-Kissimmee-Sanford	115	115	96.7%		-	-	LA Fitness	$23.14
Lake Mary Centre			FL	Orlando-Kissimmee-Sanford	360	360	93.7%		-	25	Academy Sports, Hobby Lobby, LA Fitness	$15.43
Lantana Outparcels			FL	Miami-Fort Lauderdale-West Palm Beach	17	17	100.0%		-	-	--	$18.24
Magnolia Shoppes			FL	Miami-Fort Lauderdale-West Palm Beach	114	114	100.0%		-	-	Regal Cinemas	$17.38
Mandarin Landing			FL	Jacksonville	140	140	91.0%		-	50	Whole Foods	$17.81
Marketplace Shopping Center			FL	Tampa-St. Petersburg-Clearwater	90	90	92.5%		-	-	LA Fitness	$19.73
Millhopper Shopping Center			FL	Gainesville	83	83	100.0%		-	46	Publix	$17.39
Naples Walk Shopping Center			FL	Naples-Immokalee-Marco Island	125	125	97.4%		-	51	Publix	$16.72
Newberry Square			FL	Gainesville	181	181	90.0%		-	40	Publix, K-Mart	$7.61
Nocatee Town Center			FL	Jacksonville	107	107	100.0%		-	54	Publix	$19.60
Northgate Square			FL	Tampa-St. Petersburg-Clearwater	75	75	100.0%		-	48	Publix	$14.90
Oakleaf Commons			FL	Jacksonville	74	74	96.2%		-	46	Publix	$15.83
Ocala Corners			FL	Tallahassee	87	87	98.6%		-	61	Publix	$14.84
Old St Augustine Plaza			FL	Jacksonville	256	256	100.0%		-	52	Publix, Burlington Coat Factory, Hobby Lobby	$9.95
Pablo Plaza			FL	Jacksonville	153	153	87.4%		-	-	--	$13.39
Pavilion			FL	Naples-Immokalee-Marco Island	168	168	90.2%		-	-	LA Fitness	$20.92
Pebblebrook Plaza	O	50%	FL	Naples-Immokalee-Marco Island	77	38	100.0%		-	61	Publix	$15.20
Pine Island			FL	Miami-Fort Lauderdale-West Palm Beach	255	255	97.4%		-	40	Publix, Burlington Coat Factory	$14.47
Pine Ridge Square			FL	Miami-Fort Lauderdale-West Palm Beach	118	118	96.6%		-	17	The Fresh Market	$17.69
Pine Tree Plaza			FL	Jacksonville	63	63	90.4%		-	38	Publix	$14.01
Pinecrest Place			FL	Miami-Fort Lauderdale-West Palm Beach	70	70	81.8%		173	46	Whole Foods, (Target)	$37.43
Plaza Venezia	C	20%	FL	Orlando-Kissimmee-Sanford	203	41	94.6%		-	51	Publix	$26.29
Point Royale Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	202	202	97.0%		-	45	Winn-Dixie, Burlington Coat Factory	$15.20
Prosperity Centre			FL	Miami-Fort Lauderdale-West Palm Beach	124	124	93.5%		-	-	Bed, Bath & Beyond	$20.98
Regency Square			FL	Tampa-St. Petersburg-Clearwater	352	352	97.8%		66	-	AMC Theater, Michaels, (Best Buy), (Macdill)	$17.21
Ryanwood Square			FL	Sebastian-Vero Beach	115	115	88.8%		-	40	Publix	$11.19
Salerno Village			FL	Port St. Lucie	5	5	100.0%		-	-	--	$16.53
Sawgrass Promenade			FL	Miami-Fort Lauderdale-West Palm Beach	107	107	91.5%		-	36	Publix	$12.33
Seminole Shoppes	O	50%	FL	Jacksonville	87	44	95.2%		-	54	Publix	$22.59
Sheridan Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	506	506	94.5%		-	66	Publix, Kohl's, LA Fitness	$17.86
Shoppes @ 104			FL	Miami-Fort Lauderdale-West Palm Beach	112	112	100.0%		-	46	Winn-Dixie	$18.62
Shoppes at Bartram Park	O	50%	FL	Jacksonville	130	65	98.8%		97	45	Publix, (Kohl's)	$19.84
Shoppes at Lago Mar			FL	Miami-Fort Lauderdale-West Palm Beach	83	83	97.3%		-	42	Publix	$15.55
Shoppes at Sunlake Centre			FL	Tampa-St. Petersburg-Clearwater	98	98	98.6%		-	46	Publix	$20.68
Shoppes of Jonathan's Landing			FL	Miami-Fort Lauderdale-West Palm Beach	27	27	100.0%		54	54	(Publix)	$24.43
Shoppes of Oakbrook			FL	Miami-Fort Lauderdale-West Palm Beach	200	200	98.7%		-	44	Publix, Stein Mart	$17.03
Shoppes of Silver Lakes			FL	Miami-Fort Lauderdale-West Palm Beach	127	127	95.3%		-	48	Publix	$18.93
Shoppes of Sunset			FL	Miami-Fort Lauderdale-West Palm Beach	22	22	74.4%		-	-	--	$25.66
Shoppes of Sunset II			FL	Miami-Fort Lauderdale-West Palm Beach	28	28	61.1%		-	-	--	$22.72
Shops at John's Creek			FL	Jacksonville	15	15	100.0%		-	-	--	$22.31
Shops at Skylake			FL	Miami-Fort Lauderdale-West Palm Beach	287	287	91.4%		-	51	Publix, LA Fitness	$22.40
South Beach Regional			FL	Jacksonville	308	308	98.8%		-	13	Trader Joe's, Home Depot, Stein Mart	$14.87
South Point			FL	Sebastian-Vero Beach	65	65	95.7%		-	45	Publix	$16.59
Starke			FL	Other	13	13	100.0%		-	-	--	$25.56
Suncoast Crossing			FL	Tampa-St. Petersburg-Clearwater	118	118	96.7%		143	-	Kohl's, (Target)	$5.26
Tamarac Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	125	125	74.8%		-	38	Publix	$12.90
The Grove	NYC	30%	FL	Orlando-Kissimmee-Sanford	152	46	100.0%		-	52	Publix, LA Fitness	$16.71
The Plaza at St. Lucie West			FL	Port St. Lucie	27	27	100.0%		-	-	--	$22.41
Town and Country			FL	Orlando-Kissimmee-Sanford	75	75	100.0%		-	-	Ross Dress for Less	$9.55
Town Square			FL	Tampa-St. Petersburg-Clearwater	44	44	100.0%		-	-	--	$31.28
Treasure Coast Plaza			FL	Sebastian-Vero Beach	134	134	94.7%		-	59	Publix	$15.53
Unigold Shopping Center			FL	Orlando-Kissimmee-Sanford	114	114	92.3%		-	31	Lucky's	$14.87
University Commons			FL	Miami-Fort Lauderdale-West Palm Beach	180	180	100.0%		-	51	Whole Foods, Nordstrom Rack	$31.53
Veranda Shoppes	NYC	30%	FL	Miami-Fort Lauderdale-West Palm Beach	45	13	100.0%		-	29	Publix	$27.45
Village Center			FL	Tampa-St. Petersburg-Clearwater	187	187	95.7%		-	36	Publix	$19.98
Waterstone Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	61	61	100.0%		-	46	Publix	$16.23
Welleby Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	110	110	96.6%		-	47	Publix	$13.34
Wellington Town Square			FL	Miami-Fort Lauderdale-West Palm Beach	104	104	100.0%		-	45	Publix	$21.56
West Bird Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	100	100	89.2%		-	38	Publix	$18.77
West Lake Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	101	101	96.0%		-	46	Winn-Dixie	$18.80
Westchase			FL	Tampa-St. Petersburg-Clearwater	79	79	100.0%		-	51	Publix	$16.52
Westport Plaza			FL	Miami-Fort Lauderdale-West Palm Beach	47	47	100.0%		-	28	Publix	$18.84
Willa Springs	USAA	20%	FL	Orlando-Kissimmee-Sanford	90	18	100.0%		-	44	Publix	$20.60
Young Circle Shopping Center			FL	Miami-Fort Lauderdale-West Palm Beach	65	65	95.5%		-	23	Publix	$15.70
			FL		**12,011**	**11,297**	**94.4%**	**94.6%**	**1,285**	**3,427**		

Regency Centers.

Supplemental Information

25

Portfolio Summary Report By State June 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Ashford Place GA Atlanta-Sandy Springs-Roswell 53 53 100.0% - - -- $21.48 Briarcliff La Vista GA Atlanta-Sandy Springs-Roswell 43 43 100.0% - - -- $20.43 Briarcliff Village GA Atlanta-Sandy Springs-Roswell 190 190 98.4% - 43 Publix $16.20 Bridgemill Market GA Atlanta-Sandy Springs-Roswell 89 89 91.7% - 38 Publix $15.94 Brighten Park GA Atlanta-Sandy Springs-Roswell 137 137 97.1% - 25 The Fresh Market $25.82 Buckhead Court GA Atlanta-Sandy Springs-Roswell 49 49 100.0% - - -- $26.15 Buckhead Station GA Atlanta-Sandy Springs-Roswell 234 234 100.0% - - Nordstrom Rack, TJ Maxx, Bed, Bath & Beyond $24.12 Cambridge Square GA Atlanta-Sandy Springs-Roswell 71 71 100.0% - 41 Kroger $15.41 Chastain Square GA Atlanta-Sandy Springs-Roswell 92 92 98.4% - 37 Publix $21.61 Cornerstone Square GA Atlanta-Sandy Springs-Roswell 80 80 100.0% - 18 Aldi $17.22 Sope Creek Crossing GA Atlanta-Sandy Springs-Roswell 99 99 90.3% - 45 Publix $15.92 Dunwoody Hall USAA 20% GA Atlanta-Sandy Springs-Roswell 86 17 93.8% - 44 Publix $20.13 Dunwoody Village GA Atlanta-Sandy Springs-Roswell 121 121 96.8% - 18 The Fresh Market $19.14 Howell Mill Village GA Atlanta-Sandy Springs-Roswell 92 92 97.1% - 31 Publix $22.55 Paces Ferry Plaza GA Atlanta-Sandy Springs-Roswell 82 82 96.6% - 30 365 by Whole Foods $34.95 Piedmont Peachtree Crossing GA Atlanta-Sandy Springs-Roswell 152 152 84.3% - 56 Kroger $21.43 Powers Ferry Square GA Atlanta-Sandy Springs-Roswell 101 101 100.0% - - -- $31.49 Powers Ferry Village GA Atlanta-Sandy Springs-Roswell 79 79 100.0% - 48 Publix $14.66 Russell Ridge GA Atlanta-Sandy Springs-Roswell 101 101 98.6% - 63 Kroger $13.47 Sandy Springs GA Atlanta-Sandy Springs-Roswell 116 116 92.2% - 12 Trader Joe's $22.65 The Shops at Hampton Oaks GA Atlanta-Sandy Springs-Roswell 21 21 49.6% - - -- $11.04 Williamsburg at Dunwoody GA Atlanta-Sandy Springs-Roswell 45 45 78.7% - - -- $25.21 GA 2133 2065 95.6% 95.6% - 550 Civic Center Plaza GRI 40% IL Chicago-Naperville-Elgin 265 106 97.7% - 87 Super H Mart, Home Depot $11.18 Clybourn Commons IL Chicago-Naperville-Elgin 32 32 89.9% - - -- $37.26 Glen Oak Plaza IL Chicago-Naperville-Elgin 63 63 96.6% - 12 Trader Joe's $23.88 Hinsdale IL Chicago-Naperville-Elgin 179 179 91.0% - 57 Whole Foods $15.18 Mellody Farm IL Chicago-Naperville-Elgin 272 272 69.3% - 45 Whole Foods $25.26 Riverside Sq & River's Edge GRI 40% IL Chicago-Naperville-Elgin 169 68 91.1% - 74 Mariano's Fresh Market $16.10 Roscoe Square GRI 40% IL Chicago-Naperville-Elgin 140 56 97.5% - 51 Mariano's Fresh Market $21.74 Stonebrook Plaza Shopping Center GRI 40% IL Chicago-Naperville-Elgin 96 38 87.7% - 63 Jewel-Osco $12.28 Westchester Commons IL Chicago-Naperville-Elgin 139 139 92.2% - 51 Mariano's Fresh Market $17.97 Willow Festival IL Chicago-Naperville-Elgin 404 404 98.2% - 60 Whole Foods, Lowe's $17.85 IL 1,759 1,357 89.9% 95.0% - 501 Shops on Main M 93% IN Chicago-Naperville-Elgin 254 254 96.8% - 40 Whole Foods, Dick's Sporting Goods $15.43 Willow Lake Shopping Center GRI 40% IN Indianapolis-Carmel-Anderson 86 34 100.0% 64 64 (Kroger) $17.42 Willow Lake West Shopping Center GRI 40% IN Indianapolis-Carmel-Anderson 53 21 100.0% - 12 Trader Joe's $25.84 IN 393 310 97.3% 97.3% 64 116 Ambassador Row LA Lafayette 195 195 93.5% - - -- $12.16 Ambassador Row Courtyards LA Lafayette 150 150 85.1% - - -- $10.28 Bluebonnet Village LA Baton Rouge 102 102 96.5% - 33 Rouses Market $13.83 Elmwood Oaks Shopping Center LA New Orleans-Metairie 136 136 100.0% - - Academy Sports $10.26 Siegen Village LA Baton Rouge 170 170 98.9% - - -- $11.21 LA 753 753 94.6% 94.6% - 33 Fellsway Plaza M 75% MA Boston-Cambridge-Newton 155 155 100.0% - 61 Stop & Shop $22.79 Northborough Crossing NYC 30% MA Worcester 646 194 86.7% - 139 s, BJ's Wholesale Club, Kohl's, Toys 'R Us, Dick's Sporti $14.09 Old Connecticut Path NYC 30% MA Boston-Cambridge-Newton 80 24 100.0% - 66 Stop & Shop $21.30 Shaw's at Plymouth MA Boston-Cambridge-Newton 60 60 100.0% - 60 Shaw's $17.58 Shops at Saugus MA Boston-Cambridge-Newton 87 87 96.0% - 11 Trader Joe's $29.08 Star's at Cambridge MA Boston-Cambridge-Newton 66 66 100.0% - 66 Star Market $37.44 Star's at Quincy MA Boston-Cambridge-Newton 101 101 100.0% - 101 Star Market $21.48 Star's at West Roxbury MA Boston-Cambridge-Newton 76 76 100.0% - 55 Star Market $24.69 The Abbot (fka The Collection at Harvard Square) MA Boston-Cambridge-Newton 41 41 88.1% - - -- $61.49 Twin City Plaza MA Boston-Cambridge-Newton 285 285 100.0% - 63 Shaw's, Marshall's $19.87 Whole Foods at Swampscott MA Boston-Cambridge-Newton 36 36 100.0% - 36 Whole Foods $24.95 MA 1,633 1,124 97.0% 97.0% - 657 Burnt Mills C 20% MD Washington-Arlington-Alexandria 31 6 100.0% - 9 Trader Joe's $38.82 Cloppers Mill Village GRI 40% MD Washington-Arlington-Alexandria 137 55 99.0% - 70 Shoppers Food Warehouse $18.14 Festival at Woodholme GRI 40% MD Baltimore-Columbia-Towson 81 32 95.9% - 10 Trader Joe's $39.23 Firstfield Shopping Center GRI 40% MD Washington-Arlington-Alexandria 22 9 100.0% - - -- $40.01 King Farm Village Center RC 25% MD Washington-Arlington-Alexandria 118 30 88.5% - 54 Safeway $25.73 Parkville Shopping Center GRI 40% MD Baltimore-Columbia-Towson 165 66 92.1% - 41 Giant Food $16.69 Southside Marketplace GRI 40% MD Baltimore-Columbia-Towson 125 50 97.4% - 44 Shoppers Food Warehouse $20.78 Takoma Park GRI 40% MD Washington-Arlington-Alexandria 104 42 99.2% - 64 Shoppers Food Warehouse $13.35 Valley Centre GRI 40% MD Baltimore-Columbia-Towson 220 88 82.6% - 18 Aldi, TJ Maxx $17.48 Village at Lee Airpark MD Baltimore-Columbia-Towson 117 117 99.0% 75 63 Giant Food, (Sunrise) $28.03 Watkins Park Plaza GRI 40% MD Washington-Arlington-Alexandria 111 45 96.3% - - LA Fitness $26.08 Westwood - Manor Care MD Washington-Arlington-Alexandria 41 41 0.0% - - -- $0.00 Westwood Shopping Center MD Washington-Arlington-Alexandria 213 213 94.3% - 55 Giant Food $48.05 Woodmoor Shopping Center GRI 40% MD Washington-Arlington-Alexandria 69 28 98.1% - - -- $31.31 MD 1556 821 89.8% 94.5% 75 428 Fenton Marketplace MI Flint 97 97 100.0% - - Family Farm & Home $8.28 MI 97 97 100.0% 100.0% - - 26

Portfolio Summary Report By State June 30, 2018 (GLA in thousands) REG's pro-rata REG's pro- REG's pro-rata JVs at 100% share rata share share % Leased - Retail Retailer- Grocery REG Operating Owned Anchor Property Name JV % State CBSA GLA GLA % Leased Properties GLA GLA Major Tenants(1) Avg. Base Rent PSF Rainbow Foods, Jo-Ann Fabrics, Experience Fitness, Apple Valley Square RC 25% MN Minneapolis-St. Paul-Bloomington 185 46 99.0% 87 62 (Burlington Coat Factory) $12.78 Calhoun Commons RC 25% MN Minneapolis-St. Paul-Bloomington 66 17 100.0%-50Whole Foods $24.44 Colonial Square GRI 40% MN Minneapolis-St. Paul-Bloomington 93 37 91.9%-44 Lund's $23.06 Rockford Road Plaza GRI 40% MN Minneapolis-St. Paul-Bloomington 204 82 100.0% - - Kohl's $12.76 Rockridge Center C 20% MN Minneapolis-St. Paul-Bloomington 125 25 95.9%-89Cub Foods $13.10 MN 674 207 97.8% 97.8% 87 245 Brentwood Plaza MO St. Louis 60 60 100.0% - 52 Schnucks $10.67 Bridgeton MO St. Louis 71 71 100.0% 130 63 Schnucks, (Home Depot) $12.12 Dardenne Crossing MO St. Louis 67 67 98.1% - 63 Schnucks $10.67 Kirkwood Commons MO St. Louis 210 210 100.0% 258 - Wal-Mart, (Target), (Lowe's) $10.13 MO 408 408 99.7% 99.7% 388 179 Cameron Village C 30% NC Raleigh 558 167 98.3% - 87 Harris Teeter, The Fresh Market $22.59 Carmel Commons NC Charlotte-Concord-Gastonia 133 133 100.0% - 14 The Fresh Market $20.69 Cochran Commons C 20% NC Charlotte-Concord-Gastonia 66 13 95.6% - 42 Harris Teeter $16.05 Colonnade Center NC Raleigh 58 58 100.0% - 40 Whole Foods $27.35 Glenwood Village NC Raleigh 43 43 100.0% - 28 Harris Teeter $16.46 Harris Crossing NC Raleigh 65 65 96.0% - 53 Harris Teeter $8.70 Holly Park M 99% NC Raleigh 160 160 84.3% - 12 Trader Joe's $16.63 Lake Pine Plaza NC Raleigh 88 88 96.8% - 58 Kroger $12.52 Midtown East O 50% NC Raleigh 174 87 77.3% - 120 Wegmans $17.33 Phillips Place O 50% NC Charlotte-Concord-Gastonia 133 67 85.6% - - -- $33.42 Providence Commons RC 25% NC Charlotte-Concord-Gastonia 74 19 100.0% - 50 Harris Teeter $18.50 Shops at Erwin Mill M 55% NC Durham-Chapel Hill 87 87 100.0% - 53 Harris Teeter $17.77 Shoppes of Kildaire GRI 40% NC Raleigh 145 58 81.4% - 19 Trader Joe's $19.71 Southpoint Crossing NC Durham-Chapel Hill 103 103 100.0% - 59 Kroger $16.25 Sutton Square C 20% NC Raleigh 101 20 97.3% - 24 The Fresh Market $18.99 Village Plaza C 20% NC Durham-Chapel Hill 75 15 86.8% - 42 Whole Foods $18.89 Willow Oaks NC Charlotte-Concord-Gastonia 69 69 94.9% - 49 Publix $17.02 Woodcroft Shopping Center NC Durham-Chapel Hill 90 90 95.8% - 41 Food Lion $13.11 NC 2221 1341 93.7% 94.9% - 791 Chimney Rock NJ New York-Newark-Jersey City 218 218 96.8% - 50 Whole Foods, Nordstrom Rack $34.56 District at Metuchen C 20% NJ New York-Newark-Jersey City 67 13 100.0% - 44 - $29.10 Haddon Commons GRI 40% NJ Philadelphia-Camden-Wilmington 54 22 100.0% - 34 Acme Markets $13.73 Plaza Square GRI 40% NJ New York-Newark-Jersey City 104 42 92.9% - 60 Shop Rite $22.23 Riverfront Plaza NYC 30% NJ New York-Newark-Jersey City 129 39 95.9% - 70 ShopRite $25.39 NJ 571 333 96.5% 96.5% - 258 101 7th Avenue NY New York-Newark-Jersey City 57 57 100.0% - - Barney's New York $79.13 1175 Third Avenue NY New York-Newark-Jersey City 25 25 100.0% - 25 The Food Emporium $116.62 1225-1239 Second Ave NY New York-Newark-Jersey City 18 18 100.0% - - -- $116.47 90 - 30 Metropolitan Avenue NY New York-Newark-Jersey City 60 60 93.9% - 11 Trader Joe's $34.16 Broadway Plaza NY New York-Newark-Jersey City 147 147 97.2% - 18 Aldi $35.59 Clocktower Plaza Shopping Ctr NY New York-Newark-Jersey City 79 79 93.6% - 63 Stop & Shop $48.23 Gallery At Westbury Plaza NY New York-Newark-Jersey City 312 312 98.8% - 13 Trader Joe's, Nordstrom Rack $47.93 Hewlett Crossing I & II NY New York-Newark-Jersey City 53 53 96.3% - - Petco $35.75 Rivertowns Square NY New York-Newark-Jersey City 116 116 87.0% - 18 Brooklyn Harvest Market, Ipic Theaters $34.07 The Point at Garden City Park NY New York-Newark-Jersey City 105 105 98.8% - 52 King Kullen $21.14 Lake Grove Commons GRI 40% NY New York-Newark-Jersey City 141 57 100.0% - 48 Whole Foods, LA Fitness $32.78 Westbury Plaza NY New York-Newark-Jersey City 394 394 100.0% - 110 Wal-Mart, Costco, Marshalls, Total Wine and More $24.33 NY 1509 1424 97.5% 97.5% - 357 Cherry Grove OH Cincinnati 196 196 99.0% - 66 Kroger $12.04 East Pointe OH Columbus 107 107 100.0% - 59 Kroger $10.42 Hyde Park OH Cincinnati 397 397 99.4% - 169 Kroger, Remke Markets $16.04 Kroger New Albany Center M 50% OH Columbus 93 93 100.0% - 65 Kroger $12.65 Maxtown Road (Northgate) OH Columbus 114 114 98.2% 90 62 Kroger, (Home Depot) $11.27 Red Bank Village OH Cincinnati 176 176 97.5% - - Wal-Mart $7.09 Regency Commons OH Cincinnati 34 34 95.2% - - -- $25.38 Westchester Plaza OH Cincinnati 88 88 100.0% - 67 Kroger $9.90 OH 1,205 1,205 99.0% 99.0% 90 489 Corvallis Market Center OR Corvallis 85 85 100.0% - 12 Trader Joe's $20.94 Greenway Town Center GRI 40% OR Portland-Vancouver-Hillsboro 93 37 98.4% - 38 Whole Foods $14.81 Murrayhill Marketplace OR Portland-Vancouver-Hillsboro 150 150 83.8% - 41 Safeway $18.21 Northgate Marketplace OR Medford 81 81 100.0% - 13 Trader Joe's $23.12 Northgate Marketplace Ph II OR Medford 177 177 96.2% - - Dick's Sporting Goods $15.63 Sherwood Crossroads OR Portland-Vancouver-Hillsboro 88 88 98.4% - 55 Safeway $11.35 Tanasbourne Market OR Portland-Vancouver-Hillsboro 71 71 100.0% - 57 Whole Foods $30.08 Walker Center OR Portland-Vancouver-Hillsboro 90 90 100.0% - - Bed, Bath & Beyond $20.82 OR 835 779 95.8% 95.8% - 215 Allen Street Shopping Center GRI 40% PA Allentown-Bethlehem-Easton 46 18 100.0% - 22 Ahart's Market $14.98 City Avenue Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 162 65 94.2% - - Ross Dress for Less $20.89 Gateway Shopping Center PA Philadelphia-Camden-Wilmington 221 221 96.2% - 11 Trader Joe's $31.19 Hershey PA Other 6 6 100.0% - - -- $28.00 Lower Nazareth Commons PA Allentown-Bethlehem-Easton 90 90 96.0% 244 111 (Wegmans), (Target) $26.35 Mercer Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 91 37 96.7% - 51 Weis Markets $23.96 Newtown Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 143 57 93.0% - 56 Acme Markets $18.37 Stefko Boulevard Shopping Center GRI 40% PA Allentown-Bethlehem-Easton 134 54 94.0% - 73 Valley Farm Market $7.96 Warwick Square Shopping Center GRI 40% PA Philadelphia-Camden-Wilmington 90 36 97.1% - 51 Giant Food $21.16 PA 983 584 95.7% 95.7% 244 375 27

Portfolio Summary Report By State

June 30, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Indigo Square			SC	Charleston-North Charleston	51	51	71.7%		-	22	--	$27.41
Merchants Village	GRI	40%	SC	Charleston-North Charleston	80	32	100.0%		-	38	Publix	$16.63
			SC		**131**	**83**	**82.6%**	**100.0%**	**-**	**59**		
Harpeth Village Fieldstone			TN	Nashville-Davidson--Murfreesboro--Franklin	70	70	100.0%		-	55	Publix	$15.50
Northlake Village			TN	Nashville-Davidson--Murfreesboro--Franklin	138	138	98.0%		-	75	Kroger	$13.89
Peartree Village			TN	Nashville-Davidson--Murfreesboro--Franklin	110	110	100.0%		-	61	Harris Teeter	$19.61
			TN		**318**	**318**	**99.1%**	**99.1%**	**-**	**191**		
Alden Bridge	USAA	20%	TX	Houston-The Woodlands-Sugar Land	139	28	100.0%		-	68	Kroger	$20.29
Bethany Park Place	USAA	20%	TX	Dallas-Fort Worth-Arlington	99	20	98.6%		-	83	Kroger	$11.66
CityLine Market			TX	Dallas-Fort Worth-Arlington	81	81	100.0%		-	40	Whole Foods	$27.35
CityLine Market Phase II			TX	Dallas-Fort Worth-Arlington	22	22	100.0%		-	-	--	$26.26
Cochran's Crossing			TX	Houston-The Woodlands-Sugar Land	138	138	94.1%		-	63	Kroger	$17.81
Hancock			TX	Austin-Round Rock	410	410	98.8%		-	90	H.E.B., Sears	$15.78
Hickory Creek Plaza			TX	Dallas-Fort Worth-Arlington	28	28	100.0%		81	81	(Kroger)	$28.77
Hillcrest Village			TX	Dallas-Fort Worth-Arlington	15	15	100.0%		-	-	--	$47.33
Indian Springs Center			TX	Houston-The Woodlands-Sugar Land	137	137	100.0%		-	79	H.E.B.	$24.26
Keller Town Center			TX	Dallas-Fort Worth-Arlington	120	120	99.0%		-	64	Tom Thumb	$15.92
Lebanon/Legacy Center			TX	Dallas-Fort Worth-Arlington	56	56	90.7%		63	63	(Wal-Mart)	$26.27
Market at Preston Forest			TX	Dallas-Fort Worth-Arlington	96	96	98.9%		-	64	Tom Thumb	$20.73
Market at Round Rock			TX	Austin-Round Rock	123	123	97.2%		-	30	Sprout's Markets	$18.21
Market at Springwoods Village	M	53%	TX	Houston-The Woodlands-Sugar Land	167	167	91.1%		-	100	Kroger	$14.96
Mockingbird Common			TX	Dallas-Fort Worth-Arlington	120	120	95.4%		-	49	Tom Thumb	$17.68
North Hills			TX	Austin-Round Rock	144	144	99.1%		-	60	H.E.B.	$22.86
Panther Creek			TX	Houston-The Woodlands-Sugar Land	166	166	100.0%		-	66	Randall's Food	$22.86
Prestonbrook			TX	Dallas-Fort Worth-Arlington	92	92	93.1%		-	64	Kroger	$14.05
Preston Oaks			TX	Dallas-Fort Worth-Arlington	104	104	99.5%		-	30	H.E.B. Central Market	$33.47
Shiloh Springs	USAA	20%	TX	Dallas-Fort Worth-Arlington	110	22	89.5%		-	61	Kroger	$14.11
Shops at Mira Vista			TX	Austin-Round Rock	68	68	100.0%		-	15	Trader Joe's	$22.41
Southpark at Cinco Ranch			TX	Houston-The Woodlands-Sugar Land	265	265	98.8%		-	101	Kroger, Academy Sports	$13.46
Sterling Ridge			TX	Houston-The Woodlands-Sugar Land	129	129	98.5%		-	63	Kroger	$20.59
Sweetwater Plaza	C	20%	TX	Houston-The Woodlands-Sugar Land	134	27	100.0%		-	65	Kroger	$17.66
Tech Ridge Center			TX	Austin-Round Rock	185	185	96.6%		-	84	H.E.B.	$23.69
The Village at Riverstone			TX	Houston-The Woodlands-Sugar Land	167	167	88.2%		-	100	Kroger	$13.92
Wesleyan Plaza East	GRI	40%	TX	Houston-The Woodlands-Sugar Land	169	68	100.0%		-	-	Berings	$20.58
Wesleyan Plaza West	GRI	40%	TX	Houston-The Woodlands-Sugar Land	186	74	87.9%		-	52	Randall's Food	$19.69
Westwood Village			TX	Houston-The Woodlands-Sugar Land	187	187	96.9%		127	-	(Target)	$20.15
Woodway Collection	GRI	40%	TX	Houston-The Woodlands-Sugar Land	97	39	98.2%		-	45	Whole Foods	$28.75
			TX		**3953**	**3297**	**96.9%**	**97.7%**	**271**	**1,682**		
Ashburn Farm Market Center			VA	Washington-Arlington-Alexandria	92	92	98.3%		-	49	Giant Food	$26.32
Ashburn Farm Village Center	GRI	40%	VA	Washington-Arlington-Alexandria	89	36	100.0%		-	57	Shoppers Food Warehouse	$14.65
Belmont Chase			VA	Washington-Arlington-Alexandria	91	91	100.0%		-	40	Whole Foods	$30.60
Braemar Shopping Center	RC	25%	VA	Washington-Arlington-Alexandria	96	24	97.9%		-	58	Safeway	$21.84
Centre Ridge Marketplace	GRI	40%	VA	Washington-Arlington-Alexandria	104	42	96.1%		-	55	---	$18.40
Culpeper Colonnade			VA	Washington-Arlington-Alexandria	171	171	100.0%		127	70	Martin's, Dick's Sporting Goods, (Target)	$15.53
Point 50 (fka Fairfax Shopping Center)			VA	Washington-Arlington-Alexandria	68	68	18.0%		-	-	--	$11.05
Festival at Manchester Lakes	GRI	40%	VA	Washington-Arlington-Alexandria	169	67	93.9%		-	65	Shoppers Food Warehouse	$27.72
Fox Mill Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	103	41	100.0%		-	50	Giant Food	$25.22
Gayton Crossing	GRI	40%	VA	Richmond	158	63	87.6%		55	38	(Kroger)	$16.12
Greenbriar Town Center	GRI	40%	VA	Washington-Arlington-Alexandria	340	136	97.1%		-	62	Giant Food	$26.36
Hanover Village Shopping Center	GRI	40%	VA	Richmond	90	36	100.0%		-	18	Aldi	$9.18
Hollymead Town Center	C	20%	VA	Charlottesville	154	31	94.7%		143	61	Harris Teeter, (Target)	$22.91
Kamp Washington Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	72	29	95.3%		-	20	Earth Fare	$37.67
Kings Park Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	93	37	98.0%		-	28	Giant Food	$28.88
Lorton Station Marketplace	C	20%	VA	Washington-Arlington-Alexandria	132	26	90.5%		-	63	Shoppers Food Warehouse	$23.44
Market Common Clarendon			VA	Washington-Arlington-Alexandria	393	393	69.5%		-	34	Whole Foods, Crate & Barrel	$33.63
Saratoga Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	113	45	100.0%		-	56	Giant Food	$20.62
Shops at County Center			VA	Washington-Arlington-Alexandria	97	97	88.2%		-	52	Harris Teeter	$19.81
Stonewall (fka Shops at Stonewall)			VA	Washington-Arlington-Alexandria	321	321	100.0%		-	140	Wegmans, Dick's Sporting Goods	$17.24
The Field at Commonwealth			VA	Washington-Arlington-Alexandria	169	169	85.3%		-	140	Wegmans	$18.14
Town Center at Sterling Shopping Center	GRI	40%	VA	Washington-Arlington-Alexandria	187	75	85.6%		-	47	Giant Food	$21.40
Village Center at Dulles	C	20%	VA	Washington-Arlington-Alexandria	301	60	92.3%		-	48	Gold's Gym, Giant	$28.03
Village Shopping Center	GRI	40%	VA	Richmond	111	44	93.8%		-	45	Martin's	$24.30
Willston Centre I	GRI	40%	VA	Washington-Arlington-Alexandria	105	42	97.0%		-	-	--	$26.73
Willston Centre II	GRI	40%	VA	Washington-Arlington-Alexandria	136	54	97.9%		141	59	Safeway, (Target)	$25.43
			VA		**3,956**	**2,292**	**88.7%**	**89.0%**	**465**	**1,355**		

Regency Centers.

Supplemental Information

28

Portfolio Summary Report By State

June 30, 2018

(GLA in thousands)

Property Name	JV	REG %	State	CBSA	JVs at 100% GLA	REG's pro-rata share GLA	REG's pro-rata share % Leased	REG's pro-rata share % Leased - Retail Operating Properties	Retailer-Owned GLA	Grocery Anchor GLA	Major Tenants[1]	Avg. Base Rent PSF
Aurora Marketplace	GRI	40%	WA	Seattle-Tacoma-Bellevue	107	43	100.0%		-	49	Safeway	$16.31
Ballard Blocks I	O	50%	WA	Seattle-Tacoma-Bellevue	132	66	94.6%				Trader Joe's, LA Fitness	$23.83
Ballard Blocks II	O	50%	WA	Seattle-Tacoma-Bellevue	114	57	57.3%				PCC Community Markets	$32.60
Broadway Market	C	20%	WA	Seattle-Tacoma-Bellevue	140	28	99.0%		-	64	Quality Food Centers	$24.67
Cascade Plaza	C	20%	WA	Seattle-Tacoma-Bellevue	215	43	91.8%		-	49	Safeway	$12.19
Eastgate Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	79	31	100.0%		-	29	Albertsons	$27.24
Grand Ridge			WA	Seattle-Tacoma-Bellevue	331	331	100.0%		-	45	Safeway, Regal Cinemas	$23.68
Inglewood Plaza			WA	Seattle-Tacoma-Bellevue	17	17	100.0%		-	-	--	$38.61
Klahanie Shopping Center			WA	Seattle-Tacoma-Bellevue	67	67	98.4%		40	40	(QFC)	$32.02
Overlake Fashion Plaza	GRI	40%	WA	Seattle-Tacoma-Bellevue	81	32	100.0%		230	-	(Sears)	$24.71
Pine Lake Village			WA	Seattle-Tacoma-Bellevue	103	103	97.0%		-	41	Quality Food Centers	$23.84
Roosevelt Square			WA	Seattle-Tacoma-Bellevue	148	148	100.0%		-	50	Whole Foods	$23.09
Sammamish-Highlands			WA	Seattle-Tacoma-Bellevue	101	101	100.0%		55	67	(Safeway)	$33.28
Southcenter			WA	Seattle-Tacoma-Bellevue	58	58	100.0%		112	-	(Target)	$29.64
			WA		**1,692**	**1,125**	**96.8%**	**98.9%**	**437**	**433**		**$23.70**
Regency Centers Total					**54,111**	**44,053**	**95.0%**	**95.5%**	**4,963**	**16,679**		**$21.53**

(1) Major Tenants are the grocery anchor and any tenant over 35,000 square feet. Retailers in parenthesis are a shadow anchor and not a part of the owned property.
Note: In-process developments are bolded and italicized.

C: Co-investment Partnership with Oregon
GRI: Co-investment Partnership with GRI
M: Co-investment Partnership with Minority Partner
NYC: Co-investment Partnership with NYCRF
O: Other, single property co-investment Partnerships
RC: Co-investment Partnership with CalSTRS
RLP: Co-investment Partnership with Rider
USAA: Co-investment Partnership with USAA

Regency Centers.

Supplemental Information

29

Components of Net Asset Value (NAV) As of June 30, 2018 (unaudited and in thousands) Real Estate - Operating Stabilized Operating Portfolio NOI - Current Quarter* Wholly Owned NOI (page 5) $ 183,875 Share of JV NOI (page 7) $ 24,843 Less: Noncontrolling Interests (page 7) $ (1,695) Base Rent from leases signed but not yet rent-paying - Current Quarter Retail Operating Properties including redevelopments$ 4,508 Development Completions (page 16) $ 355 * Excluding Straight-line Rent and Above/Below Market Rent Real Estate - Development In Process Development Projects In Process Construction in Progress (page 17) $ 186,835 Project Costs Not Yet Funded 91,179 Estimated Net Development Costs after JV Buyout (page 16) $ 278,01 4 Estimated Incremental Stabilized Yield (page 16) 7.4% Annualized Proforma Stabilized NOI $ 20,573 NOI from Development Projects In Process - Current Quarter In-place NOI from Developments In Process (page 16) $ 322 Fee Income Third-Party Management Fees and Commissions - Current Quarter (page 5) $ 6,596 Other Assets Estimated Market Value of Undeveloped Land(1) Land held for sale or future development $ 80,977 Outparcels at retail operating properties 15,654 Total Estimated Market Value of Undeveloped Land$ 96,630 Wholly Owned Assets (page 3) Cash and Cash Equivalents $ 43,240 Accounts Receivable, net $ 59,041 Other Assets $ 108,858 Share of JV Assets (page 6) Cash and Cash Equivalents $ 16,876 Accounts Receivable, net $ 4,860 Other Assets $ 11,809 Less: Noncontrolling Interests (page 6) $ (5,616) Liabilities Wholly Owned Debt Outstanding (page 11) Mortgage Loans $ 643,876 Unsecured Public/Private Notes 2,474,126 Unsecured Credit Facilities 713,498 Total Wholly Owned Debt Outstanding $ 3,831,500 Share of JV Debt Outstanding (page 14) $ 522,724 Other Wholly Owned Liabilities (page 3) Accounts Payable and Other Liabilities $ 215,300 Tenants' Security and Escrow Deposits $ 49,124 Other Share of JV Accounts Liabilities (page 6) Accounts Payable and Other Liabilities $ 25,612 Tenants' Security and Escrow Deposits $ 5,609 Less: Noncontrolling Interests (page 6) $ (45,534) Common Shares and Equivalants Outstanding Common Shares and equivalents issued and outstanding (page 1) 169,785 (1) Not included in Properties in Development on Balance Sheet. 30

Earnings Guidance

June 30, 2018

(in thousands, except per share data)

	YTD	Current 2018E	Previous 2018E
Net Income / Share	$0.59	$1.32 - $1.36	$1.33 - $1.38
NAREIT FFO / Share[(1)]	$1.89	$3.75 - $3.79	$3.74 - $3.79
Operating FFO / Share	$1.77	$3.50 - $3.54	$3.49 - $3.54
Same Property			
Same property NOI as adjusted growth without termination fees (pro-rata)	4.1%	2.75% - 3.25%	2.40% - 3.25%
Same property percent leased at period end (pro-rata)	95.5%	95.0% - 96.0%	95.0% - 96.0%
New Investments			
Development and Redevelopment starts (pro-rata)	$37,958	$150,000 - $250,000	$150,000 - $250,000
Estimated yield (weighted average)	6.3%	+/- 7.5%	+/- 7.5%
Share repurchases[(2)]	$125,000	$125,000	$125,000
Acquisitions (pro-rata)	$135,895	+/- $136,000	+/- $136,000
Cap rate (weighted average)	4.9%	+/- 5.0%	+/- 5.0%
Disposition Activity			
Dispositions (pro-rata)[(3)]	$35,950	+/- $275,000	+/- $275,000
Cap rate (weighted average)[(3)]	8.2%	+/- 7.50%	+/- 7.50%
Other			
Net interest expense (pro-rata)	$87,348	$172,000 - $173,000	$169,500 - $170,500
Net G&A expense (pro-rata)	$33,920	$65,000 - $68,000	$65,000 - $68,000
Recurring third party fees & commissions (pro-rata)	$13,484	$26,000 - $27,000	$26,000 - $27,000
Certain non-cash items[(4)] (pro-rata)	$30,526	$53,000 - $55,000	$53,000 - $55,000

(1) NAREIT FFO provides for comparability across the REIT sector. For purposes of consensus estimates, please report NAREIT FFO.

(2) In Q1 2018, repurchased 2.145 million shares of common stock for $125 million as part of the Company's previously announced stock repurchase program.

(3) Subsequent to quarter end, Regency sold three wholly-owned properties for a combined gross sales price of $106.9 million. On a year-to-date basis, including the property sales subsequent to quarter end, the Company has sold properties for a combined gross sales price of $142.9 at a weighted average cap rate of 7.9%.

(4) Includes above and below market rent amortization, straight-line rents and amortization of mark-to-market debt adjustments

Forward-looking statements involve risks, uncertainties and assumptions. Actual future performance, outcomes and results may differ materially from those expressed in forward-looking statements. Please refer to the documents filed by Regency Centers Corporation with the SEC, specifically the most recent reports on forms 10K and 10Q, which identify important risk factors which could cause actual results to differ from those contained in the forward-looking statements.

Regency Centers.

Supplemental Information 31

Reconciliation of Net Income to Earnings Guidance June 30, 2018 (per diluted share) Full Year NAREIT FFO and Operating FFO Guidance: 2018 Low High Net income attributable to common stockholders 1.32$ 1.36 Adjustments to reconcile net income to NAREIT FFO: Depreciation and amortization 2.26 2.26 Provision for impairment 0.17 0.17 NAREIT Funds From Operations 3.75$ 3.79 Adjustments to reconcile NAREIT FFO to Operating FFO: Gain on sale of land (0.01) (0.01) Early extinguishment of debt 0.07 0.07 Other non-comparable costs 0.01 0.01 Straight line rent, net (0.10) (0.10) Market rent amortization, net (0.20) (0.20) Debt mark-to-market (0.02) (0.02) Operating Funds From Operations 3.50$ 3.54 32

Glossary of Terms June 30, 2018 Development Completion: A project in development is deemed complete upon the earliest of: (i) 90% of total estimated net development costs have been incurred and percent leased equals or exceeds 95%, or (ii) the project features at least two years of anchor operations, or (iii) three years have passed since the start of construction. Once deemed complete, the property is termed a Retail Operating Property the following calendar year. Fixed Charge Coverage Ratio: Operating EBITDAre divided by the sum of the gross interest and scheduled mortgage principal paid to our lenders plus dividends paid to our preferred stockholders. NAREIT Funds From Operations (NAREIT FFO): NAREIT FFO is a commonly used measure of REIT performance, which the National Association of Real Estate Investment Trusts (“NAREIT”) defines as net income, computed in accordance with GAAP, excluding gains and losses from sales of depreciable property, net of tax, excluding operating real estate impairments, plus depreciation and amortization, and after adjustments for unconsolidated partnerships and joint ventures. Regency computes NAREIT FFO for all periods presented in accordance with NAREIT's definition. Many companies use different depreciable lives and methods, and real estate values historically fluctuate with market conditions. Since NAREIT FFO excludes depreciation and amortization and gains and losses from depreciable property dispositions, and impairments, it provides a performance measure that, when compared year over year, reflects the impact on operations from trends in occupancy rates, rental rates, operating costs, acquisition and development activities, and financing costs. This provides a perspective of the Company’s financial performance not immediately apparent from net income determined in accordance with GAAP. Thus, NAREIT FFO is a supplemental non-GAAP financial measure of the Company's operating performance, which does not represent cash generated from operating activities in accordance with GAAP; and, therefore, should not be considered a substitute measure of cash flows from operations. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to NAREIT FFO. Net Operating Income (NOI): The sum of base rent, percentage rent, and recoveries from tenants and other income, less operating and maintenance, real estate taxes, ground rent, and provision for doubtful accounts. NOI excludes straight-line rental income and expense, above and below market rent and ground rent amortization, tenant lease inducement amortization, and other fees. The Company also provides disclosure of NOI excluding termination fees, which excludes both termination fee income and expenses. Non-Same Property: A property acquired, sold, or a Development Completion during either calendar year period being compared. Non-retail properties and corporate activities, including the captive insurance program, are part of Non-Same Property. Operating EBITDAre (previously Adjusted EBITDA): NAREIT EBITDAre is a measure of REIT performance, which the NAREIT defines as net income, computed in accordance with GAAP, excluding (i) interest expense; (ii) income tax expense; (iii) depreciation and amortization; (iv) gains and losses from sales of depreciable property; (v) and operating real estate impairments; and (vi) adjustments to reflect the Company’s share of unconsolidated partnerships and joint ventures. Operating EBITDAre excludes from NAREIT EBITDAre certain non-cash components of earnings derived from above and below market rent amortization and straight-line rents. The Company provides a reconciliation of Net Income (Loss) to Operating EBITDAre. Operating Funds From Operations (Operating FFO): An additional performance measure used by Regency as the computation of NAREIT FFO includes certain non-comparable items that affect the Company's period-over-period performance. Operating FFO excludes from NAREIT FFO: (i) transaction related income or expenses; (ii) impairments on land; (iii) gains or losses from the early extinguishment of debt; (iv) certain non-cash components of earnings derived from above and below market rent amortization, straight-line rents, and amortization of mark-to-market of debt adjustments; and (v) other amounts as they occur. The Company provides a reconciliation of NAREIT FFO to Operating FFO. Property In Development: Land or Retail Operating Properties in various stages of development and redevelopment including active pre-development activities. Retail Operating Property: Any retail property not termed a Property In Development. A retail property is any property where the majority of the income is generated from retail uses. Same Property: Retail Operating Properties that were owned and operated for the entirety of both calendar year periods being compared. This term excludes all Projects In Development and Non-Same Properties. Same Property NOI as adjusted: For purposes of evaluating Same Property NOI on a comparative basis, and in light of the merger with Equity One on March 1, 2017, we are presenting our Same Property NOI on a pro forma basis as if the merger had occurred January 1, 2017. This perspective allows us to evaluate Same Property NOI growth over a comparable period. Same Property NOI as adjusted is not necessarily indicative of what the actual Same Property NOI and growth would have been if the merger had occurred as of the earliest period presented, nor does it purport to represent the Same Property NOI and growth for future periods. See page ii for details of the pro forma adjustments for the non-ownerships periods of Equity One. The Company provides a reconciliation of Net Income (Loss) Attributable to Common Stockholders to Same Property NOI as adjusted. 33